NUVEEN Exchange-Traded Funds

April 30, 1999

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NPP
Performance Plus

NMA
Advantage

NMO
Opportunity

Photo of: People playing a game of chess.

Highlights
As of April 30. 1999


   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 6 NPP's Performance Overview
 7 NMA's Performance Overview
 8 NMO's Performance Overview
 9 Portfolio of Investments
31 Statement of Net Assets
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Notes to Financial Statements
38 Financial Highlights
40 Building a Better Portfolio
41 Fund Information

 Credit Quality                    Performance Highlights


Nuveen Performance Plus Municipal Fund, Inc. (NPP)

                    o    HHHH Four-star Morningstar RatingTM *
                    o    Taxable-equivalent yield of 8.70% **
                    o Paralleled the total return of its Lipper Peer Group and the Lehman Brothers Municipal Bond Index ***

Pie Chart:
AAA/U.S. Guaranteed                78%
AA                                  5%
A                                  10%
BBB/NR                              7%


Nuveen Municipal Advantage Fund, Inc. (NMA)

                    o    HHHH Four-star Morningstar RatingTM *
                    o    Taxable-equivalent yield of 9.03% **
                    o    Stable tax-free dividend for 18 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                73%
AA                                 12%
A                                   6%
BBB/NR                              9%



Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

                    o    HHHH Four-star Morningstar RatingTM *
                    o    Taxable-equivalent yield of 9.03% **
                    o    Stable tax-free dividend for 18 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                52%
AA                                 14%
A                                  15%
BBB/NR                             19%



* Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns. NPP and NMO received 4 stars for the three and five-year periods. NMA received 3 and 4 stars for the three and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 33% receive 3 stars. The funds are rated among 193 funds for the three year period, 191 funds for the five-year period, and 25 funds for the 10-year period.

** For investors in the 31% federal income tax bracket. See your Fund's Performance Overview for more information.

*** The Lipper Peer Group return represents the average annualized returns of the Funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

     The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment-grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I would like to take this opportunity to discuss the performance of your Nuveen Exchange-Traded Fund over the past six months. Over this period, your Fund continued to provide a stable, tax-free dividend, which is its primary objective. In addition, we also looked for the opportunity to enhance the Fund's after-tax total return while striving to maintain capital preservation. The combination of these two components demonstrates that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.

The Year in Review
The past six to 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident American consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. This confidence is reflected in the most recent Consumer Confidence Index report issued by the Conference Board, which showed a record-setting seventh consecutive month of gains in May. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to recover.

Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, which was propelled by rising energy costs (which have subsequently declined), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable. As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its continued support of the market without changing interest rates or fundamentally altering the economy. In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.

Municipal Bonds: An Attractive Investment Option
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various investment options, generally offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals continued to outperform Treasuries.

The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the Treasury market during the first four months of the year. While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, Treasury bond prices fell as rates rose over this period. Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year.

Chart of: The Bond Buyer Revenue Bond Index

As the financial turmoil subsided in the first quarter of 1999, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities. The combination of an increase in interest rates and a decline in demand caused U.S.
Treasuries to drop in price.

At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained relatively strong.

The Value of Nuveen Expertise
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the Funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways that Nuveen funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read it carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us, and we look forward to meeting your investment needs well into the next century.



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 1999


sidebar text: "The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market."

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
Portfolio managers Steve Peterson, Rick Huber, and Bill Fitzgerald discuss the municipal market, recent fund performance, and key investment strategies for the Nuveen national exchange-traded funds. Steve and Rick assumed portfolio management responsibility for NPP and NMA, respectively, in July 1998, while Bill has managed NMO since its inception in March 1990. All three portfolio managers have more than a decade of experience as investment professionals.


What factors have influenced the municipal market during the past 12 months? Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising along with the growth in personal income, the national government is generating a budget surplus, putting an end to 28 straight years of federal budget deficits (1970-97). In this environment, long-term municipal bonds continued to outperform 30-year Treasury bonds, with yields that rivaled and even surpassed those offered by Treasuries. Over the past year, this municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account.

The other major story in the municipal market over the past year was 1998's impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from the traditional buyers of mutual and exchange-traded funds, such as individual investors and insurance companies. In the first four months of 1999, however, a higher interest rate environment than we experienced in 1998 prompted fewer refundings and a 25% drop-off in new issue volume from 1998 levels. During this period, the continued demand from individual investors compensated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition and mounting claims from a series of devastating spring storms in the Midwest and South.

For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. If interest rates remain stable or increase, we expect to see lower refinancing volume and a con-tinuation of the tighter supply scenario of the past four months. Demand should remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market into fixed-income investments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.

How did the Funds perform over the past 12 months?
For the 12 months ended April 30, 1999, the Funds covered in this report produced total returns on net asset value (NAV) ranging from 6.43% to 6.90%, providing taxable-equivalent total returns of 9.40% to 9.70%, as shown in the accompanying table. For comparison purposes, the total return on the Funds' benchmark - the Lehman Brothers Municipal Bond Index - and the average for the Lipper General Leveraged Municipal Debt category are also provided.

                                           1-Yr Ended         Taxable-
                                              4/30/99      Equivalent(3)
-----------------------------------------------------------------------
NPP
Total Return on NAV                             6.90%             9.70%
Lehman Total Return(1)                          6.95%               N/A
Lipper Average(2)                               7.01%               N/A
Market Yield                                    6.00%             8.70%
-----------------------------------------------------------------------
NMA
Total Return on NAV                             6.50%             9.46%
Lehman Total Return(1)                          6.95%               N/A
Lipper Average(2)                               7.01%               N/A
Market Yield                                    6.23%             9.03%
-----------------------------------------------------------------------
NMO
Total Return on NAV                             6.43%             9.40%
Lehman Total Return(1)                          6.95%               N/A
Lipper Average(2)                               7.01%               N/A
Market Yield                                    6.23%             9.03%
-----------------------------------------------------------------------

Over the past year, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell only 23 basis points, an indication of a relatively stable interest rate climate. In this environment, the funds' durations (the measure of a bond fund's


1 The Funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

2 The Lipper Peer Group return represents the average annualized return of funds in the Lipper General Leveraged Municipal Debt category. This return assumes reinvestment of dividends and does not reflect any applicable sales charges.

3 Based on the 31% federal income tax rate.

price volatility in response to interest rate changes) played a smaller, though still significant role in determining their returns relative to the market, as measured by the Lehman index. NPP, which had the longest leverage-adjusted duration (8.92) among these funds as of April 30, 1999, also had the best performance over the past 12 months, while NMO, with the shortest duration (6.48), produced the lowest return. In comparison, the duration of the unleveraged index was 7.21. Factors such as sector weightings and levels of call protection also had an impact on the performance of each fund.

How were the Funds' dividends and share prices affected?
Good call protection helped support the dividends of NMA and NMO and shield the income of these funds from erosion. As of April 30, 1999, both Funds had provided shareholders with 18 consecutive months of steady income. During the past year, lower interest rates also led to an increased number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to a reduction in the income level of NPP, which was originally assembled in the higher interest environment of 1989, and necessitated a dividend cut in November 1998. Even with this single dividend adjustment, all of the Funds have continued to provide attractive market yields.

As interest rates declined, active demand for funds such as NMA and NMO, with their exceptional track record of steady income, resulted in solid share price performance. For NPP, the dividend adjustment, combined with a current higher potential for bond calls, led to a decline in share price. Over this period, gains in the NAV of NPP reflected gains in the overall bond market, while the NAVs of the other two Funds did not keep pace. As a result of these factors, NMA and NMO saw their premiums (share price over NAV) widen over the past year, while NPP moved from premium to discount (share price below NAV).


                                   4/30/98           4/30/99
------------------------------------------------------------
NPP
Share Price ($)                    15.5625            15.00
NAV$                                 15.12            15.21
Premium/Discount to Nav(4)           2.93%           -1.38%

                                1-Yr Ended         Taxable-
                                   4/30/99     Equivalent(3)
------------------------------------------------------------
NMA
Share Price ($)                     15.875            16.00
NAV$                                 15.57            15.57
Premium/Discount to Nav(4)           1.96%            2.76%

                                1-Yr Ended         Taxable-
                                   4/30/99     Equivalent(3)
------------------------------------------------------------
NMO
Share Price ($)                     15.937          16.1875
NAV$                                 15.73            15.70
Premium/Discount to Nav(4)           1.32%            3.11%

                                1-Yr Ended         Taxable-
                                   4/30/99     Equivalent(3)
------------------------------------------------------------
Total Return on Share Price          8.17%            11.09%

For additional information, see the individual Performance Overview for your fund in this report.


What key strategies were used to manage the Funds during the past 12 months?
The focus of our management strategies for the Funds covered in this report continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation. Each of the Funds is managed on a relative value basis, a strategy designed to add value and maximize income.

In NPP, we also focused on ways to take advantage of changes in the yield curve. The yield curve plots the relationship between bond yields and corresponding maturities. Usually, but not always, bonds with longer maturities offer higher yields than those with shorter terms to maturity. When the yield curve "steepens," the difference between short-term and long-term interest rates widens; when the yield curve "flattens," the difference is relatively small. As the yield curve steepens or flattens, different maturities on the curve become more or less attractive. Over the past year, our objective was to purchase bonds at the most attractive part of the curve and sell those at the least attractive part. These trades enabled us to manage interest rate risk while maintaining the Fund's yield. We also bought some zero coupon bonds in the 18- to 23-year range, which we regard as an inexpensive way to add yield, enhance duration, and create more performance potential for the Fund. This is due to the fact that zero coupon bonds have longer durations, which make them more sensitive to interest rate changes.


3 Based on the 31% federal income tax rate.

4 A fund's premium or discount represents the difference between of the fund's share price and its NAV.

NMA is in the process of a restructuring effort, which required a more active approach than in previous years. Our goal is to enhance the Fund's total return potential and maintain the income stream by purchasing bonds found across the yield curve. This effort to add yield and protect future income levels should also help us counter some of the effect of upcoming bond calls over the next year. The healthcare, utilities (power and energy bonds), and transportation (airlines) sectors have been among the most active issuers over the past year, which presented us with increased trading opportunities and the ability to pick up incremental yield. Nuveen's research capabilities were instrumental in helping us examine issues in these sectors on a case-by-case basis and select those that have the potential to add value to the portfolio.

Over the past year in NMO, we focused on individual investments that offered exceptional value. Two examples of this were bonds issued by a Mississippi investor-owned energy utility and New York resource recovery bonds, which will finance efforts to use waste products such as wood and coal to generate energy. During the past six months, 3% of the bonds in NMO's portfolio were called, and the proceeds were reinvested in discount coupon bonds, which will have the impact, over time, of increasing the Fund's duration and enabling it to participate more fully in market rallies.

In the area of call protection, NPP, which was brought to market in 1989, is experiencing the normal part of the market cycle in which bond calls are likely to occur. This phase will continue until the year 2001, after which the Fund will again offer good levels of call protection. Both NMA and NMO face a significant number of bond calls in the year 2000. To minimize the impact of these calls, we are already at work on strategies for managing through this period. These strategies include holding the callable bonds that provide high yields and support the Funds' dividends until the bonds approach their call dates. We will then look for opportunities to sell these bonds at attractive prices to those seeking short-term tax-exempt investments. Our goal is to reinvest the proceeds from these bonds into securities that can add incremental yield or into discount bonds that will extend the Funds' durations.

Overall, the credit quality of the Funds remained high. At the end of April 1999, NPP and NMA had 83% and 85%, respectively, of their portfolios invested in bonds rated AAA and AA, reflecting a high level of prerefunded bonds. This level is expected to decline somewhat in the next few years as bonds are called from the portfolios. NMO balanced a 66% allocation of AAA and AA rated bonds with a 19% concentration in BBB and non-rated bonds.

What is Nuveen's outlook for the Fund's future?
Looking ahead for the Funds, our focus will remain on supporting their income streams. One of our strategies for protecting fund income is to continue taking advantage of changes in the yield curve. Investing in bonds found on the long end of the yield curve should also allow us to boost the potential for both income and total return. Strategies like these demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview
As of April 30, 1999

NPP


Portfolio Statistics

Inception Date                                6/89
--------------------------------------------------
Share Price                                    $15
--------------------------------------------------
Net Asset Value                             $15.21
--------------------------------------------------
Market Yield                                 6.00%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.70%
--------------------------------------------------
Fund Net Assets ($000)                  $1,310,367
--------------------------------------------------
Effective Maturity (Years)                   16.81
--------------------------------------------------
Leverage-Adjusted Duration                    8.92
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         2.50%         6.90%
--------------------------------------------------
5-Year                         6.96%         7.38%
--------------------------------------------------
Since Inception                7.04%         8.02%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.22%         9.70%
--------------------------------------------------
5-Year                        10.09%        10.53%
--------------------------------------------------
Since Inception               10.20%        11.26%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                30%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0172 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)

5/98                     0.078
6/98                     0.078
7/98                     0.078
8/98                     0.078
9/98                     0.078
10/98                    0.078
11/98                    0.075
12/98                    0.075
1/99                     0.075
2/99                     0.075
3/99                     0.075
4/99                     0.075


Line Chart:
Share Price Performance
5/1/98                   15.5
                         15.188
                         15.188
                         15.313
                         15.25
                         15.563
                         15.5
                         15.563
                         15.625
                         14.75
                         14.5
                         14.625
                         14.813
                         14.813
                         14.688
                         14.75
                         14.75
                         14.813
                         14.875
                         15
                         15.063
                         15.188
                         15.25
                         15.313
                         15.44
                         15.44
                         15.19
                         15.5
                         15.38
                         15.44
                         15.13
                         15.25
                         15.25
                         15.13
                         14.69
                         14.56
                         14.69
                         14.75
                         14.56
                         14.75
                         15
                         15.06
                         14.88
                         15
                         15
                         15.125
                         15
                         15
4/30/99                  15

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Municipal Advantage Fund, Inc.
Performance Overview
As of April 30, 1999

NMA


Portfolio Statistics

Inception Date                               12/89
--------------------------------------------------
Share Price                                    $16
--------------------------------------------------
Net Asset Value                             $15.57
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   9.03%
--------------------------------------------------
Fund Net Assets ($000)                    $966,581
--------------------------------------------------
Effective Maturity (Years)                   15.65
--------------------------------------------------
Leverage-Adjusted Duration                    7.95
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         7.19%         6.50%
--------------------------------------------------
5-Year                         8.18%         7.52%
--------------------------------------------------
Since Inception                7.85%         8.43%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        10.09%         9.46%
--------------------------------------------------
5-Year                        11.37%        10.69%
--------------------------------------------------
Since Inception               11.05%        11.71%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                36%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Housing/Single Family                           7%
--------------------------------------------------
Transportation                                  7%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share

5/98                       0.083
6/98                       0.083
7/98                       0.083
8/98                       0.083
9/98                       0.083
10/98                      0.083
11/98                      0.083
12/98                      0.083
1/99                       0.083
2/99                       0.083
3/99                       0.083
4/99                       0.083


Line Chart:
Share Price Performance
5/1/98                     15.938
                           15.938
                           15.75
                           15.938
                           15.938
                           16
                           16.063
                           16
                           16.063
                           16.313
                           16.188
                           16.25
                           16.125
                           16.25
                           16.063
                           16.125
                           16.063
                           15.938
                           15.688
                           15.875
                           15.875
                           16.438
                           16.313
                           16.313
                           15.75
                           15.81
                           16.06
                           16.25
                           16.25
                           16.44
                           16.38
                           16.5
                           16.44
                           16.56
                           16.5
                           16.06
                           16
                           16
                           16.19
                           16.5
                           16.44
                           16.44
                           16.5
                           16.56
                           16.63
                           16.56
                           16.44
                           16.13
4/30/99                    16

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview
As of April 30, 1999

NMO


Portfolio Statistics
Inception Date                                3/90
--------------------------------------------------
Share Price                               $16 3/16
--------------------------------------------------
Net Asset Value Per Share                   $15.70
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   9.03%
--------------------------------------------------
Fund Net Assets ($000)                  $1,011,832
--------------------------------------------------
Effective Maturity (Years)                   15.93
--------------------------------------------------
Leverage-Adjusted Duration                    6.48
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.17%         6.43%
--------------------------------------------------
5-Year                         8.69%         7.54%
--------------------------------------------------
Since Inception                8.03%         8.52%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        11.09%         9.40%
--------------------------------------------------
5-Year                        11.88%        10.69%
--------------------------------------------------
Since Inception               11.23%        11.76%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                32%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0149 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98                      0.084
6/98                      0.084
7/98                      0.084
8/98                      0.084
9/98                      0.084
10/98                     0.084
11/98                     0.084
12/98                     0.084
1/99                      0.084
2/99                      0.084
3/99                      0.084
4/99                      0.084


Share Price Performance
5/1/98                    15.875
                          15.813
                          15.813
                          15.813
                          16.063
                          16
                          16.063
                          16.125
                          16.125
                          16.313
                          16.25
                          16.25
                          16.188
                          16.188
                          16.125
                          16.188
                          16.188
                          16.188
                          15.938
                          16
                          16
                          16.438
                          16.063
                          16.25
                          15.94
                          15.94
                          16.06
                          16.38
                          16.5
                          16.75
                          16.5
                          16.63
                          16.5
                          16.56
                          16.38
                          16
                          16.13
                          16.19
                          16.13
                          16.31
                          16.31
                          16.44
                          16.44
                          16.44
                          16.56
                          16.5
                          16.38
                          16.25
4/30/99                   16.19

Weekly Closing Price
Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                            April 30,1999
                            (Unaudited)
   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.9%

$   3,615,000   Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds, 8/05 at 100          AAA         $  4,061,344
                 Series 1994, 6.750%, 8/15/17

    5,075,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,          2/07 at 101          AAA            5,339,357
                 Series 1997-A, 5.625%, 2/01/22

   15,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101          AAA           16,017,300
                 Warrants, Series 1999-A, 5.750%, 2/01/38

                Alaska - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
    1,255,000   Alaska Housing Finance Corporation, Collateralized Bonds,             6/00 at 102          AAA            1,291,345
                 1989 First Series (Veterans Mortgage Program), 7.450%, 12/01/29

                Arizona - 0.5
-----------------------------------------------------------------------------------------------------------------------------------
    5,430,000   Yuma Regional Medical Center on Behalf of Hospital District No. 1 8/02 at 101 1/2       N/R***            6,210,291
                 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)

                Arkansas - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
    7,775,000   Arkansas Development Finance Authority, Single Family Mortgage        1/07 at 102          AAA            8,204,102
                 Revenue Bonds, 1996 Series H, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

    3,210,000   Arkansas Development Finance Authority, Home Mortgage             7/08 at 101 1/2          AAA            3,264,474
                 Revenue Bonds, 1998 Series B, 5.300%, 7/01/27
                 (Alternative Minimum Tax)

    3,200,000   City of North Little Rock, Arkansas, Health Facilities Board         12/06 at 101          AAA            3,302,528
                 (Baptist Health), Healthcare Revenue Bonds, Series 1996A,
                 5.500%, 12/01/21

                California - 8.4%
-----------------------------------------------------------------------------------------------------------------------------------
   22,500,000   Alameda Corridor Transportation Authority, California,               No Opt. Call          AAA            4,146,975
                 Tax-Exempt Senior Lien Revenue Bonds, Series 1999A,
                 0.000%, 10/01/31

   11,900,000   State Public Works Board of the State of California, Lease            9/00 at 102          AAA           12,589,605
                 Revenue Bonds (The Trustees of The California State University),
                 1990 Series A (California State University Library Projects),
                 6.250%, 9/01/16 (Pre-refunded to 9/01/00)

    5,000,000   Mt. Diablo Hospital District, California, Insured Hospital           12/03 at 102          AAA            5,024,450
                 Revenue Bonds, 1993 Series A, 5.750%, 12/01/23

   13,450,000   Ontario Redevelopment Financing Authority (San Bernardino            No Opt. Call          AAA           17,276,794
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.200%, 8/01/17

   20,420,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA           24,161,557
                 Residential Mortgage Revenue Refunding Bonds, 1991 Series A,
                 7.150%, 2/01/10

    2,325,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA            3,152,212
                 Restructured Single Family Mortgage  Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

    8,140,000   San Bernardino Joint Powers Financing Authority,                     12/05 at 102           A1            8,389,410
                 Lease Revenue Bonds (State of California Department of
                 Transportation Lease), 1995 Series A, 5.500%, 12/01/20

   10,000,000   San Bernardino County, California, Certificates of                    8/05 at 102          AAA           11,057,300
                 Participation, Series 1995 (Medical Center Financing Project),
                 5.500%, 8/01/15 (Pre-refunded to 8/01/05)

    4,075,000   Southern California Public Power Authority (Palo Verde Project),      7/03 at 102        A+***            4,156,785
                 Power Project Revenue Bonds,  1993 Refunding Series A,
                 5.000%, 7/01/15

   15,745,000   Walnut Valley Unified School District, Los Angeles County,            8/11 at 103          AAA           19,469,007
                 California, General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16

                Colorado - 2.9%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000,000   Colorado Health Facilities Authority, Revenue Bonds (National         1/08 at 101            A            2,965,170
                 Jewish Medical and Research Center Project),
                 Series 1998, 5.375%, 1/01/28

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Colorado (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
$   1,020,000     7.250%, 11/15/23 (Alternative Minimum Tax)                         11/02 at 102          Aaa         $  1,155,782
                  (Pre-refunded to 11/15/02)
    3,980,000     7.250%, 11/15/23 (Alternative Minimum Tax)                               at 102         BBB+            4,372,945

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
    1,035,000     8.000%, 11/15/25 (Alternative Minimum Tax)                         11/00 at 102          Aaa            1,124,279
                  (Pre-refunded to 11/15/00)
   10,910,000     8.000%, 11/15/25 (Alternative Minimum Tax)                         11/00 at 102         BBB+           11,673,482

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    1,715,000     8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102          Aaa            1,956,626
                  (Pre-refunded to 11/15/01)
    4,755,000     8.750%, 11/15/23 (Alternative Minimum Tax)                         11/01 at 102         BBB+            5,306,009
      955,000     8.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100          Aaa            1,055,065
                  (Pre-refunded to 11/15/01)
    2,640,000     8.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100         BBB+            2,851,939

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,000,000     7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100          Aaa            1,081,220
                  (Pre-refunded to 11/15/01)
    3,720,000     7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100         BBB+            3,934,942

                Florida - 2.5%
-----------------------------------------------------------------------------------------------------------------------------------
      705,000   Florida Housing Finance Agency, GNMA Collateralized Home              6/99 at 103          Aaa              726,813
                 Ownership Mortgage Revenue Bonds, 1988 Series G1 Bonds,
                 8.300%, 6/01/20 (Alternative Minimum Tax)

    4,770,000   School Board of Orange County, Florida, Master Lease Program,         8/07 at 101          Aaa            4,888,391
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22

   25,935,000   City of St. Petersburg Health Facilities Authority, Florida,         12/99 at 102          Aaa           27,118,155
                 Allegany Health System Revenue Bonds (St. Mary's Hospital, Inc.),
                 Series 1985 B, 7.750%, 12/01/15 (Pre-refunded to 12/01/99)

                Georgia - 2.2%
-----------------------------------------------------------------------------------------------------------------------------------
    2,200,000   City of Atlanta, Georgia, General Obligation Refunding Bonds,        12/08 at 100          AAA            2,158,684
                 Series 1998, 5.000%, 12/01/23

    5,000,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,        No Opt. Call          AAA            5,361,400
                 Series 1999A, 5.500%, 11/01/22

    9,000,000   George L. Smith II, World Congress Center Authority,                  7/00 at 102          Aaa            9,594,990
                 Revenue Bonds (Domed Stadium Project), Series 1990,
                 7.875%, 7/01/20 (Alternative Minimum Tax)

    2,000,000   George L. Smith II, World Congress Center Authority, Refunding        7/10 at 101          AAA            2,002,980
                 Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax) (DD, settling 4/04/00)

   10,000,000   Development Authority of Monroe County, Georgia, Pollution           10/99 at 102           A+           10,290,900
                 Control Revenue Bonds (Georgia Power Company Plant-Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24

                Illinois - 12.5%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000,000   City of Chicago, General Obligation Library Bonds, Series 1997,       1/08 at 102          AAA            3,218,730
                 5.750%, 1/01/17

   20,500,000   Chicago School Reform Board of Trustees of the Board of Education    12/07 at 102          AAA           20,451,825
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/30

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1998A:
   10,000,000     0.000%, 12/01/19                                                   No Opt. Call          AAA            3,420,300
   63,800,000     0.000%, 12/01/22                                                   No Opt. Call          AAA           18,454,150
   34,000,000     0.000%, 12/01/23                                                   No Opt. Call          AAA            9,308,520

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1999A:
   10,000,000     0.000%, 12/01/20                                                   No Opt. Call          AAA            3,239,800
   30,160,000     0.000%, 12/01/22                                                   No Opt. Call          AAA            8,723,780
   16,715,000     0.000%, 12/01/23                                                   No Opt. Call          AAA            4,576,233

    5,000,000   City of Chicago, Illinois, Gas Supply Revenue Bonds,                  5/00 at 102          AA-            5,309,400
                 1990 Series A (The Peoples Gas Light and Coke Company Project),
                 8.100%, 5/01/20 (Alternative Minimum Tax)

   10,600,000   Illinois Development Finance Authority, Revenue and                   2/00 at 102      Baa2***           11,205,260
                 Refunding Bonds, Series 1990A (Columbus-Cuneo-Cabrini
                 Medical Center), 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Illinois Development Finance Authority, Multi-Family Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
$   5,435,000     7.800%, 3/01/06 (Alternative Minimum Tax)                           3/02 at 102         BBB+         $  5,880,072
    5,960,000     7.200%, 9/01/08 (Alternative Minimum Tax)                           3/02 at 102         BBB+            6,355,088

    1,000,000   Illinois Educational Facilities Authority, Revenue Bonds, Midwestern  5/08 at 101            A            1,021,140
                 University, Series 1998B, 5.500%, 5/15/18

   10,000,000   Illinois Educational Facilities Authority, Adjustable Demand         12/03 at 102       Aa1***           10,963,800
                 Revenue Bonds, The University of Chicago, Series 1985 Remarketed,
                 5.700%, 12/01/25 (Pre-refunded to 12/01/03)

   12,910,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A     8/04 at 102           AA           13,779,230
                 (Northwestern Memorial Hospital), 6.000%, 8/15/24

                Illinois Health Facilities Authority, Revenue Bonds, Series 1989B
                (Northwestern Memorial Hospital):
    5,380,000     7.200%, 8/15/07 (Pre-refunded to 8/15/99)                           8/99 at 102          Aaa            5,546,995
    4,620,000     7.200%, 8/15/07                                                     8/99 at 102           AA            4,760,587

    4,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        8/09 at 101           A-            3,869,960
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

    6,330,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/08 at 102            A            6,343,230
                 Series 1998 (Midwest Physician Group Ltd.), 5.500%, 11/15/19

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project, Refunding Bonds, Series 1996A:
   16,570,000     0.000%, 12/15/20                                                   No Opt. Call          AAA            5,391,547
   23,550,000     0.000%, 12/15/22 (DD)                                              No Opt. Call          AAA            6,843,630
   23,575,000     0.000%, 12/15/23 (DD)                                              No Opt. Call          AAA            6,485,954

                Indiana - 4.2%
-----------------------------------------------------------------------------------------------------------------------------------
    3,750,000   Fort Wayne International Airport, Air Trade Center Building           1/08 at 101          Aaa            3,588,825
                 Corporation, Allen County, Indiana, First Mortgage Bonds,
                 Series 1998, 5.000%, 1/15/20 (Alternative Minimum Tax)

    5,000,000   Fort Wayne South Side School Building Corporation, First              1/04 at 102          AAA            5,556,200
                 Mortgage Bonds, Series 1994, Allen County, Indiana,
                 6.125%, 1/15/12 (Pre-refunded to 1/15/04)

    5,250,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/04 at 102          AAA            5,617,973
                 Series 1994A, Guarantee Revenue Bonds, 6.000%, 2/01/16

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Series 1997 (Ancilla Systems Incorporated Obligated Group):
   15,380,000     5.250%, 7/01/17                                                     7/07 at 101          AAA           15,554,102
   13,735,000     5.250%, 7/01/22                                                     7/07 at 101          AAA           13,579,657

    4,980,000   Indiana Municipal Power Agency, Special Obligation Bonds,            11/02 at 100          AAA            5,024,073
                 First Crossover Series and Power Supply System Refunding
                 Revenue Bonds, 1998 Series B, 5.300%, 1/01/16
                 (Pre-refunded to 11/26/02)

    5,730,000   Michigan City School Building Corporation, First Mortgage Bonds,     12/04 at 102          AAA            6,370,958
                 Series 1994 A, LaPorte and Porter Counties, Indiana,
                 6.125%, 12/15/09

                Iowa - 0.6%
-----------------------------------------------------------------------------------------------------------------------------------
    8,020,000   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,         5/99 at 102          Aaa            8,193,874
                 1988 Issue B (GNMA Mortgage-Backed Securities Program),
                 8.250%, 5/01/20 (Alternative Minimum Tax)

                Kansas - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
    1,430,000   Sedgwick, Shawnee and Leavenworth Counties, Kansas,                   6/99 at 103          AAA            1,474,959
                 GNMA Collateralized Mortgage Revenue Bonds, 1989 Series A,
                 7.875%, 12/01/21 (Alternative Minimum Tax)

                Kentucky - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
   10,000,000   County of Carroll, Kentucky, Collateralized Pollution Control         9/02 at 102          Aa2           11,201,100
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

                Louisiana - 5.8%
-----------------------------------------------------------------------------------------------------------------------------------
    4,120,000   East Baton Rouge Mortgage Finance Authority, Single Family           12/00 at 103          Aaa            4,325,629
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1988F, 7.875%, 12/01/21 (Alternative Minimum Tax)

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Louisiana (continued)

$   1,850,000   East Baton Rouge Mortgage Finance Authority, Single Family           10/07 at 102          Aaa         $  1,917,414
                 Mortgage Revenue Refunding Bonds  (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1996C-1,
                 5.750%, 10/01/26

    5,035,000   East Baton Rouge Mortgage Finance Authority, Single Family           10/07 at 102          Aaa            5,218,475
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997B-1,
                 5.750%, 10/01/26

    6,000,000   East Baton Rouge Mortgage Finance Authority (Composite                4/08 at 101          Aaa            6,068,460
                 Remarketing, Refunding and New Issue), Single Family
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1998A, 5.450%, 10/01/30
                 (Alternative Minimum Tax)

    5,490,000   Parish of Jefferson Home Mortgage Authority, Louisiana,              12/00 at 103          Aaa            5,760,547
                 GNMA Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1989A, 7.875%, 12/01/21 (Alternative Minimum Tax)

   35,700,000   Louisiana Stadium and Exposition District, Hotel Occupancy            7/06 at 102          AAA           39,870,474
                 Tax Bonds, Series 1996, 5.750%, 7/01/26
                 (Pre-refunded to 7/01/06)

    5,630,000   New Orleans Housing Development Corporation,                          6/03 at 100          AAA            6,058,218
                 Multi-Family Housing Revenue Refunding Bonds,
                 Series 1990A (Curran Place Apartments/Fannie Mae Collateralized),
                 7.700%, 8/01/23

    6,500,000   City of Shreveport, State of Louisiana, Water and Sewer               6/03 at 103          AAA            7,111,845
                 Revenue Bonds, 1986 Series A, 5.950%, 12/01/14

                Maine - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
   11,000,000   Maine State Housing Authority, Mortgage Purchase Bonds,               2/04 at 102           AA           11,196,130
                 1994 Series A, 5.700%, 11/15/26

                Maryland - 1.2%
-----------------------------------------------------------------------------------------------------------------------------------
    7,475,000   Housing Opportunities Commission of Montgomery County,                7/04 at 102          Aaa            7,897,861
                  Maryland, Multi-Family Housing Revenue Bonds, 1994 Series A,
                  6.250%, 7/01/28
    7,090,000   City of Takoma Park, Maryland, Hospital Facilities Refunding         No Opt. Call          AAA            8,409,449
                  and Improvement Revenue Bonds (Washington Adventist Hospital),
                  Series 1995, 6.500%, 9/01/12

                Massachusetts - 4.2%
-----------------------------------------------------------------------------------------------------------------------------------
   10,065,000   City of Boston, Massachusetts, Revenue Bonds, Boston                  8/00 at 102          Aaa           10,788,975
                 City Hospital (FHA-Insured Mortgage), Series A,
                 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

   14,375,000   Massachusetts Bay Transportation Authority, General                   3/01 at 102          AAA           15,738,613
                 Transportation System Bonds, 1990 Series B,
                 7.875%, 3/01/21 (Pre-refunded to 3/01/01)

      430,000   Massachusetts Municipal Wholesale Electric Company,                  No Opt. Call         BBB+              502,242
                 Power Supply System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

    4,000,000   Massachusetts Health and Educational Facilities Authority,            7/99 at 102        A+***            4,107,280
                 Revenue Bonds, Baystate Medical Center Issue, Series C,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/99)

   10,100,000   Massachusetts Health and Educational Facilities Authority,            7/02 at 102          AAA           11,041,926
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

    3,480,000   Massachusetts Housing Finance Agency, Multi-Family                    8/99 at 102          AAA            3,568,218
                 Residential Development Bonds, 1989 Series A
                 (Fannie Mae Collateralized), 7.650%, 2/01/28
                 (Alternative Minimum Tax)

    1,420,000   Massachusetts Health and Educational Facilities Authority,            7/08 at 101          Aaa            1,317,064
                 Revenue Bonds, Southcoast Health System Obligated Group Issue,
                 Series A, 4.750%, 7/01/27

    8,000,000   Massachusetts Water Resources Authority, General                      4/00 at 102          AAA            8,462,400
                 Revenue Bonds, 1990 Series A, 7.500%, 4/01/16
                 (Pre-refunded to 4/01/00)

                Michigan - 3.8%
-----------------------------------------------------------------------------------------------------------------------------------
   17,000,000   School District of the City of Birmingham, County of Oakland,        11/07 at 100          AAA           16,029,130
                 State of Michigan, School Building and Site Bonds,
                 Series 1998, 4.750%, 11/01/24

    9,500,000   City of Detroit, Michigan, Water Supply System Senior                 7/07 at 101          AAA            9,318,360
                 Lien Revenue Bonds, Series 1997-A, 5.000%, 7/01/21

    4,260,000   Grand Rapids Housing Corporation, Multi-Family Revenue                1/04 at 104          AAA            4,705,127
                 Refunding Bonds, Series 1992 (FHA - Insured Mortgage
                 Loan - Section 8 Assisted Elderly Project), 7.375%, 7/15/41

    4,030,000   City of Hancock Hospital Finance Authority, FHA - Insured             8/08 at 100          AAA            4,128,171
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

   15,000,000   Michigan Public Power Agency, Belle River Project Refunding           1/03 at 102          AAA           15,134,250
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 4.0%

$   8,820,000   The Dakota County Housing and Redevelopment Authority,                4/04 at 102          AAA         $  9,417,467
                 Single Family Mortgage Revenue Bonds (Fannie Mae Mortgage -
                 Backed Securities Program), Series 1994A, 6.900%, 10/01/27
                 (Alternative Minimum Tax)

   24,030,000   The Housing and Redevelopment Authority of the City of               11/15 at 103          AAA           29,802,487
                 Saint Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23

                Housing and Redevelopment Authority of the City of Saint Paul,
                Minnesota, Single Family Mortgage Revenue Refunding Bonds
                (Middle Income Program, Phase II FNMA Mortgage - Backed
                Securities Program), Series 1995:
    2,590,000     6.400%, 3/01/21                                                     3/05 at 102          Aaa            2,751,771
    9,655,000     6.800%, 3/01/28                                               3/05 at 102 19/32          Aaa           10,416,007

                Mississippi - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
    9,750,000   Mississippi Business Finance Corporation, Pollution Control          10/03 at 102         BBB-            9,798,555
                 Revenue Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22

    3,635,000   Mississippi Hospital Equipment and Facilities Authority,              1/07 at 102            A            3,823,875
                 Revenue Refunding Bonds, Series 1997B (Rush Medical Foundation
                 Project), 6.000%, 1/01/22

                Missouri - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    5,105,000   Missouri Housing Development Commission, Single Family                5/99 at 102          AAA            5,215,676
                 Mortgage Revenue Bonds (GNMA Mortgage Backed Securities
                 Program), 1988 Series A, 8.300%, 5/01/19 (Alternative Minimum Tax)

                Montana - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   Montana Higher Education Student Assistance Corporation,             12/08 at 101           A2            5,044,550
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)

                Nevada - 1.3%
-----------------------------------------------------------------------------------------------------------------------------------
   10,505,000   State of Nevada, General Obligation - Limited Tax Bonds               5/06 at 101        AA***           11,763,079
                 (Nevada Municipal Bond Bank-Project No. 52), Series July 1,
                 1996A, 6.000%, 5/15/21 (Pre-refunded to 5/15/06)

    5,000,000   Washoe County, Nevada, Hospital Revenue Bonds                         6/99 at 102       N/R***            5,117,150
                 (Washoe Medical Center, Inc. Project), Series 1989A,
                 7.600%, 6/01/19 (Pre-refunded to 6/01/99)

                New Hampshire - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
    3,070,000   The Industrial Development Authority of the State of                 12/99 at 103         BBB-            3,212,172
                 New Hampshire, Pollution Control Revenue Bonds (The United
                 Illuminating Company Project), 1989 Series A, 8.000%, 12/01/14
                 (Alternative Minimum Tax)

                New York - 11.1%
-----------------------------------------------------------------------------------------------------------------------------------
    9,295,000   Municipal Assistance Corporation for the City of New York,            7/99 at 102       Aa2***            9,546,709
                 New York, Series 67 Bonds, 7.625%, 7/01/08 (Pre-refunded to 7/01/99)

        5,000   The City of New York, General Obligation Bonds,                       8/99 at 101           A-                5,110
                 Fiscal 1987 Series D, 8.500%, 8/01/08

                The City of New York, General Obligation Bonds, Fiscal 1992 Series C:
    7,900,000     6.625%, 8/01/14 (Pre-refunded to 8/01/02)                       8/02 at 101 1/2          AAA            8,725,866
      100,000     6.625%, 8/01/14                                                 8/02 at 101 1/2          AAA              109,871

   12,500,000   The City of New York, General Obligation Bonds,                      No Opt. Call           A-           14,402,375
                 Fiscal 1997 Series A, Fixed Rate Tax - Exempt Bonds, 7.000%, 8/01/05

   16,295,000   The City of New York, General Obligation Bonds,                   2/06 at 101 1/2           A-           17,398,823
                 Fiscal 1996 Series F, 5.750%, 2/01/15

    5,000,000   The City of New York, General Obligation Bonds,                       4/09 at 101          AAA            4,852,600
                 Fiscal 1999 Series I, 5.000%, 4/15/29 (DD)

   20,650,000   New York City Municipal Water Finance Authority,                      6/06 at 101          AAA           22,194,414
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

    6,500,000   New York City Municipal Water Finance Authority,                  6/99 at 101 1/2         A***            6,628,245
                 Water and Sewer System Revenue Bonds, Fiscal 1990 Series A,
                 7.250%, 6/15/11 (Pre-refunded to 6/15/99)

    4,350,000   Dormitory Authority of the State of New York,                         5/00 at 102          Aaa            4,628,705
                 State University Educational Facilities Revenue Bonds,
                 Series 1990A, 7.700%, 5/15/12 (Pre-refunded to 5/15/00)

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   4,000,000   Dormitory Authority of the State of New York, State University        5/00 at 100           A-         $  4,095,480
                 Educational Facilities Revenue Bonds, Series 1990B,
                 6.000%, 5/15/17

    2,070,000   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101          AAA            2,162,115
                 Bonds (853 Schools Program,  1998 Issue 1, Gateway-Longview, Inc.),
                 Insured Revenue Bonds, Series 1998A, 5.500%, 7/01/18

    4,600,000   Dormitory Authority of the State of New York, Skidmore College,       8/08 at 101          AAA            4,146,808
                 Insured Revenue Bonds, Series 1998, 4.500%, 8/15/28

   12,125,000   Dormitory Authority of the State of New York, Mental                  2/09 at 101          AAA           11,584,104
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1999C, 4.750%, 8/15/19

    4,000,000   New York State Medical Care Facilities Finance Agency,                2/00 at 102           AA            4,159,080
                 St. Luke's - Roosevelt Hospital Center, FHA - Insured Mortgage
                 Revenue Bonds, 1989 Series A, 7.375%, 2/15/19

   14,750,000   New York State Medical Care Facilities Finance Agency,                2/04 at 102          AAA           15,335,133
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.375%, 2/15/14

   15,000,000   New York State Urban Development Corporation, Correctional            1/00 at 102          Aaa           15,691,350
                 Facilities Revenue Bonds, Series G, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)

                North Carolina - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   North Carolina Municipal Power Agency, Number 1 Catawba               1/08 at 102          AAA            4,926,800
                 Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20

                Ohio - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
    4,975,000   Ohio Housing Finance Agency, Single Family Mortgage                   9/99 at 102          AAA            5,090,718
                 Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)

    4,000,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102          N/R            4,078,600
                 Revenue Bonds (Bay Shore Power Project), Tax Exempt Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

      935,000   Toledo - Lucas County Port Authority, Development Revenue            11/99 at 102          N/R              960,301
                 Bonds (Northwest Ohio Bond Fund), Series 1989A,
                 8.250%, 11/15/04 (Alternative Minimum Tax)

      240,000   Toledo - Lucas County Port Authority, Development                    No Opt. Call          N/R              242,952
                 Revenue Bonds (Northwest Ohio Bond Fund), Series 1989C,
                 8.250%, 11/15/99 (Alternative Minimum Tax)

      650,000   Toledo - Lucas County Port Authority, Development Revenue             5/00 at 102       N/R***              688,675
                 Bonds (Northwest Ohio Bond Fund), Series 1989E, 8.375%, 5/15/05
                 (Alternative Minimum Tax) (Pre-refunded to 5/15/00)

      950,000   Toledo - Lucas County Port Authority, Development Revenue            11/99 at 102          N/R              976,021
                 Bonds (Northwest Ohio Bond Fund), Series 1989F, 8.375%, 11/15/04
                 (Alternative Minimum Tax)

                Oklahoma - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
    4,475,000   The Comanche County Hospital Authority, Lawton, Oklahoma,             7/99 at 102          AAA            4,599,360
                 Hospital Revenue Bonds, Series 1989, 8.050%, 7/01/16
                 (Pre-refunded to 7/01/99)

    9,850,000   Oklahoma Industries Authority, Health Facilities Revenue Bonds        6/99 at 102          Aaa           10,081,180
                 (Sisters of Mercy Health System, St. Louis, Inc.), Series 1989 A,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/99)

                Oregon - 0.7%
-----------------------------------------------------------------------------------------------------------------------------------
    9,150,000   Port Saint Helens Pollution Control (Portland General Electric),     No Opt. Call           A3            9,263,552
                 Series 1985-B, Variable Rate Demand Bonds, 4.800%, 6/01/10

                Pennsylvania - 2.5%
-----------------------------------------------------------------------------------------------------------------------------------
                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series of 1998:
    3,125,000     0.000%, 5/15/22                                                    No Opt. Call          AAA              943,844
    3,125,000     0.000%, 5/15/23                                                    No Opt. Call          AAA              893,969
    3,135,000     0.000%, 5/15/24                                                    No Opt. Call          AAA              849,240
    3,155,000     0.000%, 5/15/26                                                    No Opt. Call          AAA              762,532
    4,145,000     0.000%, 11/15/26                                                   No Opt. Call          AAA              975,609
    2,800,000     0.000%, 5/15/28                                                    No Opt. Call          AAA              608,412
    3,000,000     0.000%, 11/15/28                                                   No Opt. Call          AAA              634,770

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

$  11,000,000   Delaware County Authority, Pennsylvania, Health System               11/08 at 102          AAA         $ 10,583,980
                 Revenue Bonds, Catholic Health East Issue, Series 1998A,
                 4.875%, 11/15/18

    4,500,000   Delaware County Industrial Development Authority,                     1/08 at 102           A-            4,657,230
                 Pennsylvania, Refunding Revenue Bonds, Series A 1997
                 (Resource Recovery Facility), 6.200%, 7/01/19

    5,250,000   Lehigh County Industrial Development Authority, Pollution             2/04 at 102          AAA            5,425,088
                 Control Revenue Refunding Bonds, 1994 Series A (Pennsylvania
                 Power and Light Company Project), 5.500%, 2/15/27

    5,390,000   Pennsylvania Higher Educational Facilities Authority,                11/00 at 102         A***            5,825,243
                 Commonwealth of Pennsylvania, Revenue Bonds (Thomas
                 Jefferson University - Jefferson Park Hospital), 1990 Series,
                 7.750%, 11/01/15 (Pre-refunded to 11/01/00)

                South Carolina - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
    2,095,000   South Carolina State Housing Finance and Development              7/99 at 101 1/2           AA            2,138,429
                 Authority, Homeownership Mortgage Purchase Bonds, 1988 Series A,
                 8.600%, 7/01/19 (Alternative Minimum Tax)

                Tennessee - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
    6,000,000   The Health and Educational Facilities Board of the                    1/09 at 101          AAA            5,931,360
                 City of Johnson, Tennessee, Hospital Revenue Refunding and
                 Improvement Bonds, Series 1998C (Johnson City Medical Center
                 Hospital), 5.125%, 7/01/25

    7,110,000   The Health, Educational and Housing Facility Board of the             1/03 at 103          AAA            7,518,612
                 City of Memphis, Tennessee, Multi-Family Mortgage Revenue
                 Refunding Bonds (Riverdale Plaza Apartments Project), Series 1993,
                 6.350%, 7/20/28

                Texas - 10.4%
-----------------------------------------------------------------------------------------------------------------------------------
   11,800,000   City of Austin, Texas, Combined Utility Systems Revenue              11/02 at 100          AAA           12,457,378
                 Refunding Bonds, Series 1992, 5.750%, 11/15/16

   25,000,000   Brazos River Authority, Texas, Collateralized Revenue Refunding       7/99 at 102           A2           25,670,750
                 Bonds (Houston Lighting and Power Company Project),
                 Series 1989A, 7.625%, 5/01/19

   20,000,000   Dallas - Fort Worth International Airport Facility Improvement       11/00 at 102         Baa2           21,292,400
                 Corporation, American Airlines, Inc., Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    4,380,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue        10/01 at 103           Aa            4,672,891
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

    4,250,000   Harris County Health Facilities Development Corporation,             10/99 at 102          AAA            4,399,558
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1989A, 7.000%, 10/01/19 (Pre-refunded to 10/01/99)

      650,000   Hidalgo County Housing Finance Corporation, Florida,                  4/04 at 102          Aaa              688,539
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 6.750%, 10/01/15
                 (Alternative Minimum Tax)

    3,885,000   Houston Independent School District, Public Facility                 No Opt. Call          AAA            1,346,153
                 Corporation, Harris County, Texas, Lease Revenue Bonds
                 (Cesar E. Chavez High School), Series 1998A, 0.000%, 9/15/19

    1,690,000   City of Laredo, Texas, Webb County, Combination Tax and               2/08 at 100          AAA            1,569,199
                 Sewer System, Revenue Certificates of Obligation, Series 1998A,
                 4.500%, 2/15/18

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
    4,930,000     0.000%, 8/15/20                                                8/06 at 46 15/32          AAA            1,566,606
    3,705,000     0.000%, 8/15/22                                                 8/06 at 41 5/16          AAA

    1,825,000   The Lubbock Housing Finance Corporation, Texas,                       6/07 at 102          AAA            1,948,717
                 Single Family Mortgage Revenue Refunding Bonds (GNMA
                 Mortgage Backed Securities Program), Series 1997A, 6.125%, 12/01/17

   25,200,000   Matagorda County Navigation District Number One, Texas,               7/99 at 102          AAA           25,863,768
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1989C, 7.125%, 7/01/19

   13,740,000   McAllen Health Facilities Development Corporation, Texas,             6/99 at 102          Aaa           14,059,592
                 Health Facilities Revenue Bonds (Sisters of Mercy Health System,
                 St. Louis, Inc), Series 1989A, 7.250%, 6/01/15
                 (Pre-refunded to 6/01/99)

    6,050,000   City of San Antonio, Texas, Electric and Gas Systems Revenue          2/09 at 100          Aa1            5,572,050
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   9,570,000   State of Texas, Veterans General Obligation Bonds, Series 1985,      12/99 at 100          AAA         $  9,849,540
                 8.300%, 12/01/16 (Pre-refunded to 12/01/99)

    4,000,000   Tyler Health Facilities Development Corporation, Texas,               2/09 at 102          AAA            4,003,120
                 Hospital Revenue Bonds (East Texas Medical Center Regional
                 Healthcare System Project), Series 1997D (Remarketed), 5.375%, 11/01/27

                Utah - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
   13,000,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997                8/07 at 101          AAA           12,906,140
                 (IHC Health Services, Inc.), 5.250%, 8/15/21

                Vermont - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
   11,000,000   Vermont Housing Finance Agency, Single Family Housing Bonds,         11/04 at 102           A+           11,893,860
                 Series 5, 7.000%, 11/01/27 (Alternative Minimum Tax)

                Virginia - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
   10,865,000   Fairfax County Water Authority, Virginia, Water Revenue Bonds,        1/00 at 102          AAA           11,364,355
                 Series 1989, 7.250%, 1/01/27 (Pre-refunded to 1/01/00)

                Washington - 5.8%
-----------------------------------------------------------------------------------------------------------------------------------
    2,815,000   Grant County Public Utility District 2, Wanapum Hydro Electric        1/06 at 102          AAA            2,932,301
                 Revenue Bonds, Series 1997A, Master Lease Program,
                 5.625%, 1/01/26

                Washington Public Power Supply System, Nuclear Project No. 1,
                Refunding Revenue Bonds, Series 1989A:
   22,305,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                           7/99 at 102          AAA           22,903,219
   17,985,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                           7/99 at 102          Aaa           18,467,357
    7,500,000     6.000%, 7/01/17 (Pre-refunded to 7/01/99)                           7/99 at 100       Aa1***            7,533,900

   16,000,000   Washington Public Power Supply System, Nuclear Project No. 1,         7/03 at 102          AAA           16,665,440
                 Series 1993A, 5.700%, 7/01/17

    2,560,000   Washington Public Power Supply System, Nuclear                       No Opt. Call          Aaa            2,833,586
                 Project No. 2, Revenue Bonds, Series 1981A, 14.375%, 7/01/01

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 3,         7/03 at 102          Aa1            4,153,439
                 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18

                West Virginia - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
    2,105,000   West Virginia Housing Development Fund, Housing Finance Bonds,        5/02 at 102          AAA            2,175,938
                 1992 Series C, 7.200%, 11/01/18 (Alternative Minimum Tax)

    1,105,000   West Virginia Housing Development Fund, Housing Finance Bonds,        5/02 at 102          AAA            1,146,249
                 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)

                Wisconsin - 1.6%
-----------------------------------------------------------------------------------------------------------------------------------
   13,400,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/03 at 102          AAA           13,226,871
                 Bonds, Series 1993 (Aurora Health Care Obligated Group),
                 5.250%, 8/15/23

    7,490,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/08 at 103          N/R            7,411,204
                 Bonds, Series 1998 (Agnesian Healthcare, Inc.), 6.100%, 1/01/28
-----------------------------------------------------------------------------------------------------------------------------------

$ 1,449,545,000 Total Investments - (cost $1,239,508,539) - 99.9%                                                     1,309,026,357
===============
                Other Assets Less Liabilities - 0.1%                                                                      1,340,578
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,310,366,935
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Municipal Advantage Fund, Inc. (NMA)
                            April 30,1999
                            (Unaudited)
   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.6%

$   6,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101          AAA         $  5,786,460
                 Warrants, Series 1999-A, 5.000%, 2/01/33

                Alaska - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    3,700,000   Alaska Housing Finance Corporation, General Housing Purpose          12/02 at 102       Aa2***            4,110,737
                 Bonds, 1992 Series A, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)

                California - 11.8%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   California Health Facilities Financing Authority, Kaiser Permanente  10/08 at 102            A            4,863,550
                 Revenue Bonds, Series 1998B, 5.000%, 10/01/18

    4,500,000   California Health Facilities Financing Authority, Insured Health      5/00 at 102        A+***            4,755,015
                 Facilities Revenue Bonds (ValleyCare Hospital Corporation),
                 1989 Series A, 7.000%, 5/01/20 (Pre-refunded to 5/01/00)

   24,260,000   State Public Works Board of the State of California,                  6/03 at 102          Aa3           25,087,751
                 Lease Revenue Refunding Bonds (The Regents of the University
                 of California), 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

    7,535,000   County of Contra Costa, California, 1989 Home Mortgage Revenue       No Opt. Call          AAA            9,970,387
                 Bonds (GNMA Mortgage Backed Securities Program),
                 7.750%, 5/01/22 (Alternative Minimum Tax)

                City of Duarte, California, Certificates of Participation, City
                of Hope National Medical Center, Series 1999A:
    1,800,000     5.000%, 4/01/13                                                     4/09 at 101         BBB+            1,779,318
    5,000,000     5.250%, 4/01/31                                                     4/09 at 101         BBB+            4,856,600

   10,455,000   Department of Water and Power of the City of Los Angeles,            11/03 at 102          Aa3            9,973,025
                 Electric Plant Refunding Revenue Bonds,  Second Issue of 1993,
                 4.750%, 11/15/19

   10,000,000   Department of Water and Power of the City of Los Angeles,             5/01 at 102           AA           10,688,700
                 Water Works Refunding Revenue Bonds, Issue of 1992, 6.400%, 5/15/28

   14,490,000   Palm Desert Financing Authority, Tax Allocation Revenue               8/02 at 102          AAA           15,718,172
                 Bonds (Project Area No. 2), 1992 Series A, 6.125%, 8/01/22

    5,000,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA            6,329,700
                 California, Residential Mortgage Revenue Refunding Bonds,
                 Series 1991-B, 7.375%, 2/01/12

    5,000,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA            6,773,050
                 California, Single Family Mortgage Revenue Bonds, Series 1986A
                 Restructured, 8.000%, 3/01/16 (Alternative Minimum Tax)

    9,315,000   City of Perris, California, Single Family Mortgage Revenue           No Opt. Call          AAA           12,606,455
                 Bonds (GNMA Mortgage Backed Securities), 1989 Series A,
                 7.600%, 1/01/23 (Alternative Minimum Tax)

                Colorado - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      815,000     8.500%, 11/15/23 (Alternative Minimum Tax)                         11/00 at 102          Aaa              891,308
                  (Pre-refunded to 11/15/00)
    8,575,000     8.500%, 11/15/23 (Alternative Minimum Tax)                         11/00 at 102         BBB+            9,238,191

                District of Columbia - 2.0%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   District of Columbia, General Obligation Bonds, Series 1998B,        No Opt. Call          AAA            5,625,450
                 6.000%, 6/01/19

    6,585,000   District of Columbia Housing Finance Agency, Collateralized Single   12/04 at 103          AAA            6,993,204
                 Family Mortgage Revenue Bonds, Series 1988F-1, 6.375%, 6/01/26
                 (Alternative Minimum Tax)

    6,385,000   District of Columbia Housing Finance Agency, Single                   6/07 at 102          AAA            6,686,053
                 Family Revenue Bonds, Series 1997-B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)

                Florida - 2.2%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   Dade County, Florida, Educational Facilities Authority, Revenue       1/00 at 102       N/R***            5,242,200
                 Bonds, Series 1990 (St. Thomas University Issue), 7.650%, 1/01/14
                 (Pre-refunded to 1/01/00)

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Florida (continued)

$   5,065,000   Dade County Health Facilities Authority, Hospital Revenue             2/00 at 102        A+***         $  5,322,049
                 Bonds (South Shore Hospital and Medical Center, FHA-Insured
                 Mortgage), Series 1989A, 7.600%, 8/01/24 (Pre-refunded to 2/01/00)

   10,990,000   City of Tampa, Florida, Allegany Health System Revenue Bonds,        12/03 at 102          AAA           11,043,741
                 St. Mary's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23

                Hawaii - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    3,750,000   Housing Finance and Development Corporation, State of Hawaii,         7/07 at 102          Aa1            3,866,175
                 Single Family Mortgage Purchase Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/30 (Alternative Minimum Tax)

                Illinois - 8.4%
-----------------------------------------------------------------------------------------------------------------------------------
   15,000,000   Chicago School Reform Board of Trustees of the Board of              No Opt. Call          AAA            3,886,200
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1998A,
                 0.000%, 12/01/24

   10,750,000   Illinois Development Finance Authority, Revenue and Refunding         2/00 at 102      Baa2***           11,363,825
                 Bonds, Series 1990A (Columbus-Cuneo-Cabrini Medical Center),
                 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

    5,625,000   Illinois Educational Facilities Authority, Adjustable Demand         12/03 at 102       Aa1***            6,167,138
                 Revenue Bonds, The University of Chicago, Series 1985 Remarketed,
                 5.700%, 12/01/25 (Pre-refunded to 12/01/03)

   10,115,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/06 at 102          AAA           11,226,133
                 Series 1996A (Rush-Presbyterian St. Luke's Medical Center
                 Obligated Group), 6.250%, 11/15/20

    5,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        8/99 at 102       N/R***            5,162,700
                 Series 1989A (ServantCor), 7.875%, 8/15/19 (Pre-refunded to 8/15/99)

   11,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1989B     8/99 at 102       N/R***           11,357,940
                  (ServantCor), 7.875%, 8/15/19 (Pre-refunded to 8/15/99)

    7,905,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/99 at 100         A***            8,038,595
                 Series 1989B (Riverside Medical Center), 6.750%, 11/01/15
                 (Pre-refunded to 11/01/99)

   11,800,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick       6/03 at 102          Aaa           13,233,700
                 Place Expansion Project Bonds, Series 1992A, 6.500%, 6/15/27
                 (Pre-refunded to 6/15/03)

    7,375,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick      No Opt. Call          AAA            7,855,481
                 Place Expansion Project Refunding Bonds, Series 1998A,
                 5.500%, 12/15/23

    2,500,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         No Opt. Call          AAA            3,198,200
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

                Indiana - 3.3%
-----------------------------------------------------------------------------------------------------------------------------------
    7,425,000   Fort Wayne International Airport Building Corporation,                1/04 at 101           Aa            7,810,803
                 Airport Improvement Bonds, Series 1994, Fort Wayne, Indiana,
                 5.900%, 1/01/14 (Alternative Minimum Tax)

    5,000,000   Indiana Health Facility Financing Authority, Hospital Revenue         5/09 at 101          Aaa            4,785,300
                 Bonds, Series 1999A (Sisters of St. Francis Health Services, Inc.
                 Project), 5.000%, 11/01/29

    9,000,000   Indiana Health Facility Financing Authority, Hospital Revenue         5/06 at 102          AAA            9,403,650
                 Refunding and Improvement Bonds, Series 1995 (Community
                 Hospitals Projects), 5.700%, 5/15/22

    6,075,000   LaGrange County Jail Building Corporation, First Mortgage            10/09 at 101           A3            6,180,098
                 Jail Bonds, Series 1998 (LaGrange County, Indiana), 5.400%, 10/01/21

    3,215,000   Mooresville Consolidated School Building Corporation, First           1/04 at 102         A***            3,595,527
                 Mortgage Bonds, Series 1994B (Morgan County, Indiana),
                 6.400%, 7/15/15 (Pre-refunded to 1/15/04)

                Iowa - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
    4,470,000   Iowa Finance Authority, Single Family Mortgage Bonds,                 1/05 at 102          AAA            4,743,877
                 1995 Series C, 6.450%, 1/01/24

    3,500,000   City of Marshalltown, Iowa, Pollution Control Revenue Refunding      11/03 at 102          AAA            3,601,010
                 Bonds (Iowa Electric Light and Power Company Project), Series 1993,
                 5.500%, 11/01/23

                Louisiana - 2.0%
-----------------------------------------------------------------------------------------------------------------------------------
    4,970,000   Louisiana Stadium and Exposition District, Hotel Occupancy            7/09 at 102          AAA            4,822,341
                 Tax Refunding Bonds, Series 1998B, 5.000%, 7/01/26

   10,000,000   Louisiana Public Facilities Authority, Extended Care Facilities      No Opt. Call          BBB           14,044,800
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 7.6%

$   1,000,000   City of Boston, Massachusetts, General Obligation Bonds,              2/00 at 102       Aa3***         $  1,049,820
                 1990 Series A, 7.375%, 2/01/10 (Pre-refunded to 2/01/00)

                Massachusetts Bay Transportation Authority, General Transportation
                System Bonds, 1990 Series A:
    5,000,000     7.000%, 3/01/10 (Pre-refunded to 3/01/00)                           3/00 at 100          Aaa            5,155,150
    3,500,000     7.625%, 3/01/15 (Pre-refunded to 3/01/00)                           3/00 at 102          Aaa            3,694,040

   13,915,000   Massachusetts Health and Educational Facilities Authority,            4/00 at 102          AAA           14,689,091
                 Revenue Bonds, Capital Asset Program Issue, Series F,
                 7.300%, 10/01/18 (Pre-refunded to 4/01/00)

    7,415,000   Massachusetts Health and Educational Facilities Authority,            7/00 at 102          AAA            7,944,431
                 Revenue Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/00)

    7,000,000   Massachusetts Health and Educational Facilities Authority,            1/09 at 101          AAA            6,734,630
                 Revenue Bonds, Brandeis University Issue, Series I, 5.000%, 7/01/28

    1,045,000   Massachusetts Housing Finance Agency, Residential Housing             8/99 at 102           A-            1,070,989
                 Revenue Bonds, 1988 Series B, 8.100%, 8/01/23
                 (Alternative Minimum Tax)

   10,300,000   Massachusetts Industrial Finance Agency, Resource Recovery            7/01 at 103          N/R           11,383,251
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1990 Series A:
    8,770,000     7.625%, 4/01/14 (Pre-refunded to 4/01/00)                           4/00 at 102          AAA            9,286,816
   11,535,000     7.500%, 4/01/16 (Pre-refunded to 4/01/00)                           4/00 at 102          AAA           12,201,723

                Michigan - 3.3%
-----------------------------------------------------------------------------------------------------------------------------------
                Chippewa Valley Schools, County of Macomb, State of Michigan,
                1998 School Building and Site and Refunding Bonds:
    9,740,000     4.750%, 5/01/23                                                     5/08 at 100          AAA            9,213,163
   11,175,000     5.000%, 5/01/27                                                     5/08 at 100          AAA           10,887,467

                The Economic Development Corporation of the City of Lapeer,
                Limited Obligation Revenue Bonds (Lapeer Health Services Corporation
                Project), Series 1990:
    2,915,000     8.250%, 2/01/04 (Pre-refunded to 2/01/00)                           2/00 at 102       BBB***            3,076,141
    3,000,000     8.500%, 2/01/12 (Pre-refunded to 2/01/00)                           2/00 at 102       BBB***            3,171,300
    2,000,000     8.625%, 2/01/20 (Pre-refunded to 2/01/00)                           2/00 at 102       BBB***            2,116,020

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101          BBB            3,628,880
                 Bonds (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

                Minnesota - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
                Minneapolis/Saint Paul Housing Finance Board, Single Family Mortgage
                Revenue Bonds (Minneapolis/Saint Paul Housing Program, Phase VIII),
                Series 1990A:
      460,000     7.750%, 8/01/10 (Alternative Minimum Tax)                           2/00 at 102          AA+              474,596
    2,505,000     8.000%, 82/01/23 (Alternative Minimum Tax)                          2/00 at 102          AA+            2,585,335

    3,275,000   Minneapolis Community Development Agency, Limited Tax Supported       6/99 at 102           A-            3,354,059
                 Development Revenue Bonds, Series 1988-1, 8.750%, 12/01/17
                 (Alternative Minimum Tax)

    2,435,000   Minneapolis Community Development Agency, Limited Tax                12/99 at 102           A-            2,523,147
                 Supported Development Revenue Bonds, Series 1989-1,
                 8.250%, 6/01/19 (Alternative Minimum Tax)

                Mississippi - 1.5%
-----------------------------------------------------------------------------------------------------------------------------------
    5,245,000   Coahoma - Clarksdale Housing Development Corporation,                 8/03 at 100          AAA            5,636,959
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Gooden
                 Estates and McLaurin Arms Project), Series B, 8.000%, 8/01/24

    1,585,000   Greenwood - Leflore Housing Development Corporation,                  2/01 at 100          AA-            1,627,526
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Ivory
                 Apartment Project), Series D, 7.950%, 2/01/22

    2,610,000   Greenwood - Leflore Housing Development Corporation,                  8/01 at 100          AA-            2,698,740
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Bishop
                 Apartment Project), Series B, 7.950%, 8/01/22

    2,650,000   Greenwood - Leflore Housing Development Corporation,                  6/02 at 100          AA-            2,777,465
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Jones
                 Apartment Projects), Series C, 7.950%, 8/01/22

    1,665,000   Greenwood - Leflore Housing Development Corporation,                  3/02 at 100          AA-            1,739,059
                 1990 Multifamily Mortgage Revenue Refunding Bonds (McNeace
                 Apartment Projects), Series A, 7.950%, 8/01/22

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.7%

$  15,595,000   Montana Board of Housing, Single Family Program Bonds,               12/05 at 102          AA+         $ 16,533,351
                 1995 Series B (Federally Insured or Guaranteed Mortgage Loan),
                 6.400%, 12/01/27 (Alternative Minimum Tax)

                Nevada - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
    4,500,000   Nevada Housing Division, Single Family Mortgage Bonds,                4/07 at 102          Aaa            4,633,425
                 1997 Series C-2 Senior Bonds, 5.750%, 4/01/29
                 (Alternative Minimum Tax)

                New Hampshire - 1.3%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000,000   Business Finance Authority of the State of New Hampshire,            12/04 at 102          AAA            3,360,030
                 Water Facility Revenue Bonds (Pennichuck Water Works, Inc.),
                 1994 Issue, Series A, 6.350%, 12/01/19

    1,900,000   Business Finance Authority of the State of New Hampshire,            12/04 at 102          AAA            2,124,276
                 Water Facility Revenue Bonds (Pennichuck Water Works, Inc.),
                 Series B, 6.450%, 12/01/16 (Alternative Minimum Tax)

    4,105,000   New Hampshire Housing Finance Authority, Single Family                7/99 at 102           Aa            4,204,300
                 Residential Mortgage Bonds, 1989 Series A, 7.900%, 7/01/22
                 (Alternative Minimum Tax)

    2,670,000   New Hampshire Housing Finance Authority, Single Family                7/00 at 102           Aa            2,775,171
                 Residential Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                 (Alternative Minimum Tax)

                New Jersey - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
    8,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,               No Opt. Call          AAA           10,432,625
                 Series 1991C, 6.500%, 1/01/16

                New Mexico - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
    2,155,000   New Mexico Mortgage Finance Authority, Single Family                  7/07 at 102          AAA            2,216,805
                 Mortgage Program Bonds, 1997 Series F-2 Bonds, 5.700%, 7/01/29
                 (Alternative Minimum Tax)

                New York - 11.6%
-----------------------------------------------------------------------------------------------------------------------------------
    8,000,000   The City of New York, General Obligation Bonds,                      No Opt. Call           A-            9,636,320
                 Fiscal 1991 Series B, 9.500%, 6/01/03

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       95,000     6.000%, 10/15/26 (Pre-refunded to 10/15/07)                        10/07 at 101        A-***              107,699
    9,905,000     6.000%, 10/15/26                                                   10/07 at 101           A-           10,814,675

                The City of New York, General Obligation Bonds, Fiscal 1999 Series H:
    5,000,000     5.250%, 3/15/12                                                     3/09 at 101           A-            5,213,100
    5,000,000     5.250%, 3/15/16                                                     3/09 at 101           A-            5,081,500

    4,605,000   Dormitory Authority of the State of New York, United Health           2/00 at 102       N/R***            4,828,803
                 Services, Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989,
                 7.350%, 8/01/29 (Pre-refunded to 2/01/00)

   26,000,000   Dormitory Authority of the State of New York, City University         7/00 at 102          Aaa           27,758,120
                 System Consolidated Revenue Bonds, Series 1990A,
                 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

   19,965,000   Dormitory Authority of the State of New York, State University        5/00 at 102          Aaa           21,244,158
                 Educational Facilities Revenue Bonds, Series 1990A,
                 7.700%, 5/15/12 (Pre-refunded to 5/15/00)

                New York State Housing Finance Agency, Health Facilities Revenue
                Bonds, New York City, 1990 Series A Refunding:
   16,315,000     8.000%, 11/01/08 (Pre-refunded to 11/01/00)                        11/00 at 102          AAA           17,709,280
    3,885,000     8.000%, 11/01/08                                                   11/00 at 102         BBB+            4,135,233

    5,000,000   New York State Medical Care Facilities Finance Agency,                2/00 at 102          AAA            5,259,750
                 St. Luke's - Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)

                North Carolina - 1.9%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   North Carolina Medical Care Commission, Health Care Revenue          10/08 at 101          AAA            4,868,300
                 Bonds (Novant Health Project), Series 1998B, 5.000%, 10/01/28

   13,565,000   North Carolina Eastern Municipal Power Agency, Power                  1/03 at 100          AAA           13,809,306
                 System Revenue Bonds, Refunding Series 1993 B, 5.500%, 1/01/17

                North Dakota - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
   10,000,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds           12/07 at 100          AAA           10,522,400
                 (The Aurora Project), Series 1997A, 5.625%, 12/15/29

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.7%

$  10,480,000   Central Oklahoma Transportation and Parking Authority,                7/06 at 100          AAA         $ 10,676,605
                 Oklahoma City, Oklahoma, Parking System Revenue and Refunding
                 Bonds, Series 1996, 5.250%, 7/01/16
    1,120,000   Cleveland County Home Loan Authority, Oklahoma, Single Family         8/01 at 102           A1            1,189,373
                 Mortgage Revenue Refunding Bonds, Series 1992, 8.375%, 2/01/12

   13,615,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,         6/01 at 102         Baa2           14,679,693
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)

                Pennsylvania - 3.0%
-----------------------------------------------------------------------------------------------------------------------------------
    3,500,000   Pennsylvania Housing Finance Agency, Rental Housing                   7/03 at 102          AAA            3,698,905
                 Refunding Bonds, Issue 1993, 5.800%, 7/01/18

   12,000,000   Philadelphia Authority for Industrial Development,                    7/08 at 101          AAA           11,503,800
                 Airport Revenue Bonds, Series 1998A (Philadelphia Airport
                 System Project), 5.000%, 7/01/23 (Alternative Minimum Tax)

    8,500,000   City of Philadelphia, Pennsylvania, Water and Wastewater              6/03 at 100          AAA            8,465,660
                 Revenue Bonds, Series 1993, 5.000%, 6/15/16

    4,610,000   Venango Housing Corporation, Multifamily Mortgage                     2/03 at 100          AAA            4,891,256
                 Revenue Refunding Bonds (FHA-Insured Mortgage/Evergreen
                 Arbors Project), 1990 Series A, 8.000%, 2/01/24

                Rhode Island - 2.9%
-----------------------------------------------------------------------------------------------------------------------------------
    6,000,000   Rhode Island Convention Center Authority, Refunding Revenue Bonds,    5/04 at 102          AAA            5,808,240
                 1993 Series C, 5.000%, 5/15/23

                The Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds (FHA-Insured Mortgage Loan,
                Cathedral Square Apartments II Project), 1992 Series:
      435,000     7.375%, 4/01/10 (Alternative Minimum Tax)                           4/02 at 105          AAA              473,763
    1,060,000     7.400%, 4/01/20 (Alternative Minimum Tax)                           4/02 at 105          AAA            1,155,167
    3,050,000     7.500%, 10/01/32 (Alternative Minimum Tax)                          4/02 at 105          AAA            3,331,942

    4,695,000   Rhode Island Housing and Mortgage Finance Corporation,                4/00 at 102          AA+            4,860,358
                Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22

   12,250,000   Rhode Island Health and Educational Building Corporation,             5/07 at 102          AAA           12,733,508
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.500%, 5/15/16

                South Carolina - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
    4,650,000   South Carolina Public Service Authority, Revenue Bonds,               1/03 at 102          AAA            4,521,893
                 1993 Refunding Series C, 5.000%, 1/01/25

                Tennessee - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
    5,500,000   The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,     No Opt. Call          AAA            5,547,740
                 Series 1998A, 4.500%, 9/01/08

    3,500,000   Tennessee Housing Development Agency, Mortgage Finance                7/04 at 102           A+            3,752,420
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)

                Texas - 6.8%
-----------------------------------------------------------------------------------------------------------------------------------
    8,000,000   Brazos River Authority, Texas, Collaterlized Pollution Control        2/00 at 102         BBB+            8,355,600
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

    4,925,000   The Cameron County Housing Finance Corporation,                       9/02 at 103          AAA            5,219,121
                 Single Family Mortgage Revenue Refunding Bonds (GNMA and
                 FNMA Mortgage Backed Securities Program), Series 1992,
                 6.750%, 3/01/26

    3,000,000   El Paso Housing Finance Corporation, Multifamily Housing              1/00 at 103          AAA            3,125,370
                 Revenue Refunding Bonds (Las Flores Development Company
                 Project), Series 1990A, 7.500%, 3/20/25

    7,900,000   Gulf Coast Industrial Development Authority, Waste Disposal           6/08 at 102         BBB-            7,788,926
                 Revenue Bonds (Valero Refining and Marketing Company Project),
                 Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

    6,000,000   Harris County, Health Facilities Development Corporation,             5/00 at 102          AAA            6,360,780
                 Special Facilities Revenue Bonds (Texas Medical Center Project),
                 Series 1990, 7.375%, 5/15/20 (Pre-refunded to 5/15/00)

   10,000,000   Harris County, Health Facilities Development Corporation,             5/06 at 102          AAA           10,734,500
                 Special Facilities Revenue Bonds (Texas Medical Center Project),
                 Series 1996, 5.900%, 5/15/16

    5,000,000   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/08 at 100          AAA            4,792,000
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

                City of Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993:
    5,490,000     A-J, 6.800%, 12/15/10                                              No Opt. Call          AAA            6,530,026
    2,000,000     A-J, 6.800%, 12/15/11                                              No Opt. Call          AAA            2,392,360

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   7,500,000   Sabine River Authority of Texas, Texas Utilities Electric             2/00 at 102         BBB+         $  7,833,825
                 Company Project, Series 1990A, 8.125%, 2/01/20
                 (Alternative Minimum Tax)

                The Wood Glen, Texas, Housing Finance Corporation, Mortgage
                Revenue Refunding Bonds, Series 1990C (FHA-Insured Mortgage Loan
                Section 8 Assisted, Copperwood II Project):
    1,345,000     7.625%, 1/01/10                                                     1/00 at 103          AAA            1,404,410
    1,250,000     7.650%, 7/01/23                                                     1/00 at 103          AAA            1,301,163

                Utah - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    4,000,000   Intermountain Power Agency, Power Supply Revenue Refunding            7/06 at 102           A+            3,839,880
                 Bonds, 1996 Series D, 5.000%, 7/01/23

      275,000   Utah Housing Finance Agency, Single Family Mortgage                   7/99 at 102          AAA              280,877
                 Senior Bonds, 1989 Issue B (Federally Insured or Guaranteed
                 Mortgage Loans), 8.250%, 7/01/21 (Alternative Minimum Tax)

                Virginia - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
    8,130,000   Capital Region Airport Commission, Richmond, Virginia,                7/05 at 102          AAA            8,541,866
                 International Airport Projects, Airport Revenue Bonds, Series 1995A,
                 5.625%, 7/01/20

                Washington - 10.0%
-----------------------------------------------------------------------------------------------------------------------------------
    5,250,000   Everett School District No. 2, Snohomish County, Washington,         12/03 at 102          AAA            5,874,960
                 Unlimited Tax General Obligation Bonds, Series 1993,
                 6.200%, 12/01/12 (Pre-refunded to 12/01/03)

    2,500,000   City of Walla Walla, Washington, Water and Wastewater                 8/07 at 100          AAA            2,480,600
                 Revenue Bonds, Series 1997, 5.000%, 8/01/17

    7,195,000   State of Washington, Various Purpose General Obligation Bonds,        3/01 at 100       AA+***            7,499,780
                 Series 1991A, 6.000%, 3/01/16 (Pre-refunded to 3/01/01)

    9,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          10/08 at 101          Aaa            8,618,850
                 Series 1998 (Children's Hospital and Regional Medical Center),
                 5.000%, 10/01/28

   11,135,000   Washington Public Power Supply System, Nuclear Project No. 1,         1/00 at 102          AAA           11,639,861
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

    3,000,000   Washington Public Power Supply System, Nuclear Project No. 1,         7/03 at 102          Aa1            3,199,620
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13

                Washington Public Power Supply System, Nuclear Project No. 1,
                Refunding Revenue Bonds, Series 1989A:
    5,520,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                           7/99 at 102          AAA            5,668,046
    3,595,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                           7/99 at 102          Aaa            3,691,418

   19,300,000   Washington Public Power Supply System, Nuclear                        7/00 at 102          AAA           20,524,778
                 Project No. 2, Refunding Revenue Bonds, Series 1990A,
                 7.375%, 7/01/12 (Pre-refunded to 7/01/00)

   11,340,000   Washington Public Power Supply System, Nuclear                        7/04 at 102          AAA           11,694,035
                 Project No. 2, Refunding Revenue Bonds,  Series 1994A,
                 5.000%, 7/01/09

    6,615,000   Washington Public Power Supply System, Nuclear                        7/99 at 102          AAA            6,789,636
                 Project No. 3, Refunding Revenue Bonds,  Series 1989A,
                 7.250%, 7/01/16 (Pre-refunded to 7/01/99)

    8,750,000   Washington Public Power Supply System, Nuclear                        7/08 at 102          Aa1            8,675,538
                 Project No. 3, Refunding Revenue Bonds, Series 1998A,
                 5.125%, 7/01/18

                Wisconsin - 4.3%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000,000   Housing Authority of the City of Milwaukee, Wisconsin,                6/00 at 102           Aa            3,125,910
                 Multifamily Housing Refunding Revenue Bonds Series 1990
                 (FHA-Insured Mortgage Loan, The Blatz Apartments Project),
                 7.500%, 12/01/28

   11,835,000   Wisconsin Health and Educational Facilities Authority, Revenue        3/00 at 102          Aaa           12,568,532
                 Bonds, Series 1990 (Franciscan Health System, Inc. Project),
                 8.500%, 3/01/20 (Pre-refunded to 3/01/00)

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Series 1996 (Aurora Medical Group, Inc. Project):
   10,000,000     5.600%, 11/15/16                                                    5/06 at 102          AAA           10,440,099
   15,000,000     5.750%, 11/15/25                                                    5/06 at 102          AAA           15,793,199
-----------------------------------------------------------------------------------------------------------------------------------

$ 907,510,000   Total Investments - (cost $884,914,562) - 98.2%                                                         948,748,923
=============

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.2%

$   2,000,000   Massachusetts Health and Educational Facilities Authority,                                SP-1         $  2,000,000
=============    Capital Asset Program, Variable Rate Demand Bonds, 4.200%, 1/01/35+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                     15,832,179
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $966,581,102
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            April 30,1999
                            (Unaudited)
   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.9%

$   4,000,000   The Governmental Utility Services Corporation of the City of          6/08 at 102          AAA         $  4,014,880
                 Bessemer, Alabama, Water Supply Revenue Bonds, Series 1998,
                 5.200%, 6/01/24

    5,000,000   Baptist Medical Center Special Care Facilities Financing             11/08 at 101          AAA            4,814,350
                 Authority of the City of Montgomery, Alabama, Revenue Bonds,
                 Series 1998-B (Baptist Health), 5.000%, 11/15/29

                Alaska - 1.2%
-----------------------------------------------------------------------------------------------------------------------------------
   12,000,000   Alaska State Housing Finance Corporation, Governmental               12/05 at 102          AAA           12,579,960
                 Purpose Bonds, 1995 Series A, 5.875%, 12/01/30

                Arizona - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
    2,150,000   The Industrial Development Authority of the County of Pima,     5/07 at 105 27/32          AAA            2,371,515
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 7.100%, 11/01/29 (Alternative Minimum Tax)

                Arkansas - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
    1,350,000   Arkansas Development Finance Authority, Single Family                 8/01 at 103           AA            1,416,083
                 Mortgage Revenue Refunding Bonds, 1991 Series A (FHA-Insured or
                 VA Guaranteed Mortgage Loans), 8.000%, 8/15/11

                California - 13.6%
-----------------------------------------------------------------------------------------------------------------------------------
   13,490,000   Certificates of Participation (1991 Financing Project), County of     9/06 at 102          AAA           14,798,260
                 Alameda, California, Alameda County Public Facilities Corporation,
                 6.000%, 9/01/21

    8,745,000   Bell Community Redevelopment Agency, Bell Redevelopment Area,        11/03 at 102          AAA            9,728,550
                 1994 Tax Allocation Refunding Bonds, 6.350%, 11/01/23

    6,050,000   California Housing Finance Agency, Multifamily Housing            8/08 at 101 1/2          AAA            6,166,765
                 Revenue Bonds III, 1998 Series A, 5.450%, 8/01/28
                 (Alternative Minimum Tax)

    4,000,000   California Health Facilities Financing Authority, Insured Health      5/00 at 102        A+***            4,226,680
                 Facilities Revenue Bonds (ValleyCare Hospital Corporation),
                 1989 Series A, 7.000%, 5/01/20 (Pre-refunded to 5/01/00)

    7,300,000   California Health Facilities Financing Authority, Insured Hospital    7/00 at 102          AAA            7,707,194
                 Revenue Bonds (Children's Hospital - San Diego), Series 1990,
                 6.500%, 7/01/20 (Pre-refunded to 7/01/00)

    6,810,000   California Health Facilities Financing Authority, Kaiser Permanente   5/03 at 102            A            6,922,637
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

    5,000,000   State of California, Veterans General Obligation Bonds, Series BH,   12/03 at 102          AA-            5,135,300
                 5.600%, 12/01/32 (Alternative Minimum Tax)

   12,250,000   State of California, Veterans General Obligation Bonds, Series BL,   12/08 at 101          Aa3           12,579,035
                 5.300%, 12/01/12 (Alternative Minimum Tax)

    3,500,000   State of California, General Obligation Refunding Bonds,              2/08 at 101          Aa3            3,442,740
                 5.000%, 2/01/21

    2,500,000   The Community Redevelopment Agency of the City of                     7/00 at 100       BBB***            2,533,425
                 Los Angeles, California, Central Business District Redevelopment
                 Project, Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

                Department of Water and Power of the City of Los Angeles,
                California, Electric Plant Revenue Bonds, Second Issue of 1993:
    6,000,000     4.750%, 10/15/20                                                   10/03 at 102          Aa3            5,709,060
    6,815,000     5.400%, 11/15/31                                                   11/03 at 102          Aa3            6,982,513

   12,080,000   Department of Water and Power of the City of Los Angeles,             2/04 at 102          Aa3           12,278,112
                 California, Electric Plant Revenue Bonds, Issue of 1994, 5.375%, 2/15/34

    6,000,000   Department of Water and Power of the City of Los Angeles,             5/01 at 102           AA            6,413,220
                 California, Water Works Refunding Revenue Bonds, Issue of 1992,
                 6.400%, 5/15/28

    5,000,000   The Metropolitan Water District of Southern California, Water         1/08 at 101           AA            4,895,350
                 Revenue Bonds, 1997 Authorization,  Series A, 5.000%, 7/01/37

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                California (continued)

                County of Orange, California, 1996 Recovery Certificates of
                Participation, Series A:
$  13,000,000     5.875%, 7/01/19                                                     7/06 at 102          AAA         $ 14,201,720
    3,450,000     6.000%, 7/01/26                                                     7/06 at 102          AAA            3,746,390

    5,870,000   Sacramento Municipal Utility District, California, Electric Revenue   9/03 at 100          AAA            5,578,789
                 Refunding Bonds, 1993 Series G, 4.750%, 9/01/21

                San Joaquin Hills Transportation Corridor Agency, Toll Road
                Refunding Revenue Bonds, Series 1997 A:
    5,000,000     0.000%, 1/15/17                                                     1/14 at 102          AAA            3,657,900
    5,000,000     0.000%, 1/15/26                                                    No Opt. Call          AAA            1,244,600

                Colorado - 4.6%
-----------------------------------------------------------------------------------------------------------------------------------
    1,900,000   Colorado Housing and Finance Authority, Single Family Program         8/00 at 102          AA+            1,969,977
                 Senior Bonds, 1990 Issue C (Federally Insured or Guaranteed
                 Mortgage Loans), 7.650%, 8/01/22 (Alternative Minimum Tax)

   25,000,000   Colorado Health Facilities Authority, Retirement Facilities          No Opt. Call          AAA            6,469,500
                 (Liberty Heights), 0.000%, 7/15/24

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
    1,605,000     6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102          Aaa            1,793,411
                  (Pre-refunded to 11/15/02)
    6,020,000     6.750%, 11/15/22 (Alternative Minimum Tax)                         11/02 at 102         BBB+            6,496,724

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    3,240,000     8.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100          Aaa            3,579,487
                  (Pre-refunded to 11/15/01)
    9,010,000     8.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100         BBB+            9,733,323

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,045,000     7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102          Aaa            1,167,275
                  (Pre-refunded to 11/15/01)
    3,955,000     7.750%, 11/15/21 (Alternative Minimum Tax)                         11/01 at 102         BBB+            4,314,470
    1,060,000     7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100          Aaa            1,146,093
                  (Pre-refunded to 11/15/01)
    3,940,000     7.000%, 11/15/25 (Alternative Minimum Tax)                         11/01 at 100         BBB+            4,167,653

    2,785,000   City and County of Denver, Colorado, Airport System Revenue Bonds,   11/02 at 102         BBB+            3,059,963
                 Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)

    3,100,000   Poudre School District R-1, Larimer County, Colorado, General        12/08 at 100          AA-            3,112,741
                 Obligation Refunding Bonds, Series 1998, 5.000%, 12/15/16

                District of Columbia - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
    2,105,000   District of Columbia, Housing Finance Agency, Collateralized         12/00 at 102          AAA            2,228,920
                 Single Family Mortgage Revenue Bonds, Series 1990A,
                 8.100%, 12/01/23 (Alternative Minimum Tax)

                Florida - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
      560,000   Orange County Housing Finance Authority, GNMA Collateralized          7/00 at 103          AAA              586,522
                 Mortgage Revenue Refunding Bonds, 1990 Series A,
                 7.500%, 7/01/10

    2,955,000   Housing Finance Authority of Palm Beach County, Florida,              9/00 at 103          Aaa            3,101,125
                 Single Family Mortgage Revenue Bonds, 1990 Series B,
                 7.600%, 3/01/23

                Georgia - 1.5%
-----------------------------------------------------------------------------------------------------------------------------------
    8,000,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,        No Opt. Call          AAA            8,600,320
                 Series 1999A, 5.500%, 11/01/19

    6,450,000   Development Authority of Fulton County, Georgia, Special              5/08 at 101         BBB-            6,415,815
                 Facilities Revenue Bonds (Delta Air Lines, Inc. Project),
                 Series 1998, 5.450%, 5/01/23 (Alternative Minimum Tax)

                Illinois - 8.0%
-----------------------------------------------------------------------------------------------------------------------------------
    6,500,000   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,        6/05 at 102          AA-            7,043,855
                 1995 Series A (The Peoples Gas, Light and Coke Company Project),
                 6.100%, 6/01/25

   21,805,000   City of Chicago, Chicago - O'Hare International Airport,              1/00 at 102            A           22,680,253
                 International Terminal Special Revenue Bonds, Series 1990A,
                 7.500%, 1/01/17 (Alternative Minimum Tax)

    7,300,000   City of Chicago, Chicago - O'Hare International Airport,             11/00 at 102         Baa2            7,811,146
                 Special Facility Revenue Bonds (American Airlines Inc. Project),
                 Series 1990A, 7.875%, 11/01/25 (Alternative Minimum Tax)

    3,945,000   City of Chicago, Sales Tax Revenue Bonds, Series 1997,                1/08 at 102          AAA            4,015,260
                 5.375%, 1/01/27

    4,000,000   Community College District No. 508, Cook County, Illinois,           No Opt. Call          AAA            5,014,320
                 Certificates of Participation, 8.750%, 1/01/06

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$  15,000,000   Illinois Development Finance Authority, Revenue and Refunding         2/00 at 102      Baa2***         $ 15,856,500
                 Bonds, Series 1990A (Columbus-Cuneo-Cabrini Medical Center),
                 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

    5,210,000   Illinois Housing Development Authority, Section 8 Elderly Housing     1/03 at 102            A            5,489,048
                 Revenue Bonds (Garden House of River Oaks West Development),
                 Series 1992A, 6.875%, 1/01/20

    1,685,000   Illinois Housing Development Authority, Section 8 Elderly Housing     3/03 at 102            A            1,777,928
                 Revenue Bonds (Village Center Development), Series 1992C,
                 6.600%, 3/01/07

    1,650,000   City of Peoria, Peoria County, City of Pekin, Tazewell and Peoria     8/00 at 103          AA+            1,722,732
                 Counties, City of Waukegan, Lake County, Illinois, Jointly, GNMA
                 Collateralized Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)

    9,195,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/02 at 100          AAA            9,714,242
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 6.125%, 6/01/22

                Indiana - 5.7%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000,000   Columbus Multi-School Building Corporation, Bartholomew               1/01 at 102       N/R***            5,411,100
                 County, Indiana, First Mortgage Bonds, 7.600%, 1/15/14
                 (Pre-refunded to 1/15/01)

    9,400,000   Fort Wayne, Indiana, Economic Development Revenue Bonds               4/08 at 102          N/R            9,387,686
                 (Oaklawn Court Apartments Project), Series 1998A,
                 7.000%, 4/01/28 (Alternative Minimum Tax)

   13,500,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/00 at 102          AAA           14,482,395
                 Bonds, Series 1990 (Bartholomew County Hospital District),
                 7.750%, 8/15/20 (Pre-refunded to 8/15/00)

    2,325,000   Indiana Housing Finance Authority, Single Family Mortgage Revenue     7/00 at 102          Aaa            2,411,211
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series D, 7.800%, 1/01/22 (Alternative Minimum Tax)

   10,000,000   Indiana State Office Building Commission, Capitol Complex Revenue     7/00 at 102          AAA           10,627,600
                 Bonds, Series 1990B (State Office Building I Facility),
                 7.250%, 7/01/12 (Pre-refunded to 7/01/00)

    3,750,000   The Indianapolis Local Public Improvement Bond Bank,                  2/03 at 102           AA            4,113,113
                 Series 1992 D Bonds, 6.750%, 2/01/20

   10,080,000   The Trustees of Purdue University, Purdue University Student Fee      7/06 at 101          Aa2           11,359,253
                 Bonds, Series M, 6.100%, 7/01/17

                Iowa - 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
    3,310,000   City of Des Moines, Iowa, Aviation System Revenue Bonds,              7/08 at 100          AAA            3,280,045
                 Series 1998A, 5.125%, 7/01/28

    4,215,000   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,          No Opt. Call          N/R            4,442,736
                 Series 1997 (IPSCO Project), 6.000%, 6/01/27
                 (Alternative Minimum Tax) (Mandatory put 6/01/07)

                Kentucky - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
    1,500,000   Kentucky Economic Development Finance Authority, Health               5/08 at 102          BBB            1,475,865
                 Care Facilities Revenue Bonds, Series 1998 (The Christian
                 Church Homes of Kentucky Inc. Obligated Group), 5.375%, 11/15/23

    1,430,000   Kentucky Housing Corporation, Housing Revenue Bonds                   7/00 at 102          AAA            1,491,919
                 (FHA - Insured/VA Guaranteed), 1990 Series C Bonds,
                 8.100%, 1/01/22 (Alternative Minimum Tax)

                Louisiana - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    4,250,000   East Baton Rouge Mortgage Finance Authority, Single Family            8/00 at 102          Aaa            4,413,923
                 Mortgage Revenue Bonds (GNMA Mortgage Backed Securities
                 Program), Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)

                Maryland - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
    4,245,000   Community Development Administration, Department of Housing           4/00 at 102          Aa2            4,370,058
                 and Community Development, State of Maryland, Single Family
                 Program Bonds, 1990 Fifth Series, 7.700%, 4/01/15
                 (Alternative Minimum Tax)

                Massachusetts - 7.0%
-----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts Bay Transportation Authority, General Transportation
                System Bonds, 1990 Series A:
    7,500,000     7.000%, 3/01/10 (Pre-refunded to 3/01/00)                           3/00 at 100          Aaa            7,732,725
   10,800,000     7.625%, 3/01/15 (Pre-refunded to 3/01/00)                           3/00 at 102          Aaa           11,398,752

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

                Massachusetts Health and Educational Facilities Authority, Revenue
                Bonds, Daughters of Charity National Health System - Carney Hospital
                Issue, Series C:
$   4,200,000     7.500%, 7/01/05 (Pre-refunded to 7/01/00)                           7/00 at 102          Aaa         $  4,476,024
   10,800,000     7.750%, 7/01/14 (Pre-refunded to 7/01/00)                           7/00 at 102          Aaa           11,540,448

    5,900,000   Massachusetts Health and Educational Facilities Authority,            7/02 at 102          AAA            6,450,234
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,090,000     9.000%, 7/01/15 (Pre-refunded to 7/01/00)                           7/00 at 102          Aaa            3,345,327
    4,615,000     9.000%, 7/01/15                                                     7/00 at 102          BBB            4,898,915

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1990 Series A:
    8,450,000     7.625%, 4/01/14 (Pre-refunded to 4/01/00)                           4/00 at 102          AAA            8,947,959
    6,615,000     7.500%, 4/01/16 (Pre-refunded to 4/01/00)                           4/00 at 102          AAA            6,997,347
    5,195,000     7.000%, 4/01/18 (Pre-refunded to 4/01/00)                           4/00 at 102          AAA            5,472,933

                Michigan - 3.3%
-----------------------------------------------------------------------------------------------------------------------------------
   10,630,000   School District of the City of Detroit, Wayne County, Michigan,       5/09 at 101          AAA            9,970,515
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998A, 4.750%, 5/01/28

    8,500,000   Michigan State Hospital Finance Authority, Hospital Revenue           7/00 at 102           A3            9,122,795
                 and Refunding Bonds (Bay Medical Center), Series 1990A,
                 8.250%, 7/01/12

    4,500,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/01 at 102          Aaa            4,963,725
                 Bonds (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

    8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds            12/02 at 102         BBB+            9,125,090
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

                Minnesota - 1.6%
-----------------------------------------------------------------------------------------------------------------------------------
    2,125,000   The Dakota County Housing and Redevelopment Authority,                6/00 at 102          AAA            2,199,949
                 The Washington County Housing and Redevelopment Authority
                 and Stearns County Housing and Redevelopment Authority, Single
                 Family Residential Mortgage Revenue Bonds (GNMA - MBS Program),
                 Series 1990, 7.850%, 12/01/30 (Alternative Minimum Tax)

    8,845,000   City of Minneapolis, Minnesota and The Housing and Redevelopment      8/00 at 102          AAA            9,515,097
                 Authority of the City of Saint Paul, Minnesota, Health Care System
                 Revenue Bonds (Health One Obligated Group), Series 1990C,
                 8.000%, 8/15/19 (Pre-refunded to 8/15/00)

    3,720,000   The Housing and Redevelopment Authority of the City of               11/15 at 103          AAA            4,613,618
                 Saint Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23

                Mississippi - 1.2%
-----------------------------------------------------------------------------------------------------------------------------------
    5,900,000   Mississippi Business Finance Corporation, Pollution Control          10/03 at 102         BBB-            5,929,382
                 Revenue Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22

    5,410,000   Mississippi Home Corporation, Single Family Mortgage Revenue          7/07 at 105          Aaa            6,008,833
                 Bonds, Series 1997D, Class 5, 0.000%, 7/01/29 (Alternative Minimum Tax)

                Nevada - 1.0%
-----------------------------------------------------------------------------------------------------------------------------------
                Nevada Housing Division, Single Family Program Senior Bonds,
                1990 Issue B (Federally Insured or Guaranteed Mortgage Loans):
    1,735,000     7.850%, 10/01/10 (Alternative Minimum Tax)                          4/00 at 102          AA+            1,792,029
    1,500,000     7.900%, 4/01/22 (Alternative Minimum Tax)                           4/00 at 102          AA+            1,546,020

    6,000,000   State of Nevada, General Obligation - Limited Tax Bonds               5/06 at 101        AA***            6,718,560
                 (Nevada Municipal Bond Bank Project No. 52), Series July 1, 1996A,
                 6.000%, 5/15/21 (Pre-refunded to 5/15/06)
                New Jersey - 0.7%
-----------------------------------------------------------------------------------------------------------------------------------
    4,750,000   Pollution Control Financing Authority of Camden County,              No Opt. Call           B2            4,723,163
                 New Jersey, Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                New Jersey (continued)

$   2,000,000   Pollution Control Financing Authority of Camden County,              12/01 at 102           B2         $  2,007,300
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

                New Mexico - 0.6%
-----------------------------------------------------------------------------------------------------------------------------------
    6,060,000   New Mexico Mortgage Finance Authority, Single Family                  9/00 at 102          AAA            6,369,908
                 Mortgage Program Senior Bonds, 1990 Series A (Federally Insured
                 or Guaranteed Mortgage Loans), 7.800%, 9/01/17

                New York - 24.9%
-----------------------------------------------------------------------------------------------------------------------------------
   10,000,000   Erie County, New York, Industrial Development Agency, Solid Waste    12/10 at 103          N/R           10,203,500
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 9.050%, 12/01/25 (Alternative Minimum Tax)
   10,000,000   The City of New York, General Obligation Bonds,                   2/06 at 101 1/2           A-           10,576,200
                 Fiscal 1996 Series G, 5.750%, 2/01/20
   21,715,000   The City of New York, General Obligation Bonds,                   3/06 at 101 1/2           A-           23,282,172
                 Fiscal 1996 Series I, 5.875%, 3/15/18
   10,000,000   The City of New York, General Obligation Bonds,                       8/07 at 101           A-           11,022,000
                 Fiscal 1997 Series H, 6.125%, 8/01/25
    6,750,000   The City of New York, General Obligation Bonds,                       2/05 at 101        A-***            7,701,683
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)
                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
   12,875,000     7.500%, 6/15/19 (Pre-refunded to 6/15/00)                       6/00 at 101 1/2          Aaa           13,646,856
   13,500,000     6.000%, 6/15/20 (Pre-refunded to 6/15/00)                           6/00 at 100          Aaa           13,895,685
    2,550,000   New York City Municipal Water Finance Authority,                  6/02 at 101 1/2          AAA            2,649,705
                 Water and Sewer System Revenue Bonds, Fiscal 1993 Series A,
                 5.750%, 6/15/18
   13,515,000   New York City Transitional Finance Authority,                         8/07 at 101           AA           13,125,498
                 Future Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
    6,080,000   Dormitory Authority of the State of New York, City University        No Opt. Call         Baa1            6,138,733
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 9.250%, 7/01/99
   15,000,000   Dormitory Authority of the State of New York, City University System No Opt. Call         BBB+           17,653,200
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/03
    9,010,000   Dormitory Authority of the State of New York, State University        5/00 at 102          Aaa            9,546,095
                 Educational Facilities Revenue Bonds, Series 1989B,
                 7.250%, 5/15/15 (Pre-refunded to 5/15/00)
   13,250,000   New York State Dormitory Authority, Mental Health Services            2/06 at 102           A-           13,480,948
                 Authority Improvement Bonds, Series 1996-B, 5.375%, 2/15/26
   27,000,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102           A-           28,711,800
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27
    5,765,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102           A-            5,965,276
                 Services Facilities Improvement Revenue Bonds, Series 1997B,
                 5.500%, 8/15/17
    4,000,000   Dormitory Authority of the State of New York, Mental Health           8/08 at 101          AAA            3,959,520
                 Services Facilities Improvement Revenue Bonds, Series 1998D,
                 5.000%, 8/15/17
    4,500,000   New York State Energy Research and Development Authority,             7/03 at 102          AAA            4,667,940
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                 Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax) New
                York State Housing Finance Agency, Health Facilities Revenue
                Bonds, New York City, 1990 Series A Refunding:
   16,580,000     8.000%, 11/01/08 (Pre-refunded to 11/01/00)                        11/00 at 102          AAA           17,996,927
    3,420,000     8.000%, 11/01/08                                                   11/00 at 102         BBB+            3,640,282
    3,685,000   New York State Medical Care Facilities Finance Agency, Hospital       8/99 at 100           AA            3,726,751
                 and Nursing Home Insured Mortgage Revenue Bonds, 1987 Series A,
                 8.000%, 2/15/27
    5,000,000   New York State Medical Care Facilities Finance Agency, Hospital       2/05 at 102          AAA            5,810,700
                 Medical Center, Secured Hospital Revenue Bonds, Series 1995-A,
                 6.850%, 2/15/17 (Pre-refunded to 2/15/05)
    4,785,000   New York State Medical Care Facilities Finance Agency,               11/05 at 102          Aa1            5,309,532
                 Health Center Projects Revenue Bonds (Secured Mortgage Program),
                 1995 Series A, 6.375%, 11/15/19
    7,150,000   New York State Thruway Authority, General Revenue Bonds,              1/05 at 102          AAA            7,984,691
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)
   10,000,000   The Port Authority of New York and New Jersey, Special               12/07 at 102          AAA           10,707,900
                 Project Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/22 (Alternative Minimum Tax)

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.4%

$  10,500,000   North Carolina Eastern Municipal Power Agency, Power System           1/02 at 102         Baa1         $ 11,085,270
                 Revenue Bonds, Refunding Series 1991 A, 6.250%, 1/01/03

    2,745,000   North Carolina Housing Finance Agency, Single Family Revenue          3/00 at 102           AA            2,841,432
                 Bonds, Series M (1985 Resolution), 7.850%, 9/01/28
                 (Alternative Minimum Tax)

                Oklahoma - 1.4%
-----------------------------------------------------------------------------------------------------------------------------------
    8,500,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable       12/00 at 102         Baa2            9,053,010
                 Rate Revenue Obligations, 7.375%, 12/01/20 (Alternative Minimum Tax)

    5,000,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,         6/01 at 102         Baa2            5,391,000
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)

                Pennsylvania - 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
    2,675,000   Allegheny County Residential Finance Authority,                      12/00 at 102          Aaa            2,787,671
                 Single Family Mortgage Revenue Bonds (GNMA Mortgage Backed
                 Securities Program), Series 1990M, 7.950%, 6/01/23
                 (Alternative Minimum Tax)

    5,000,000   Delaware County Industrial Development Authority, Pennsylvania,       1/08 at 102           A-            5,174,700
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery
                 Facility), 6.200%, 7/01/19

                Rhode Island - 1.4%
-----------------------------------------------------------------------------------------------------------------------------------
    8,165,000   Rhode Island Housing and Mortgage Finance Corporation,                4/00 at 102          AA+            8,452,571
                 Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22

    5,000,000   Rhode Island Health and Educational Building Corporation,             4/00 at 102          AAA            5,326,700
                 Higher Education Facility Revenue Bonds, Johnson & Wales
                 University, Series 1990, 8.375%, 4/01/20 (Pre-refunded to 4/01/00)

                South Carolina - 0.7%
-----------------------------------------------------------------------------------------------------------------------------------
    3,640,000   South Carolina Jobs Economic Development Authority,                   9/02 at 102       N/R***            4,122,336
                 Economic Development Revenue Bonds (Carolinas Hospital
                 System Project), Series 1992, 7.550%, 9/01/22 (Pre-refunded to 9/01/02)

    2,450,000   Three Rivers Solid Waste Authority, South Carolina,                   1/07 at 102          AAA            2,480,331
                 Solid Waste Disposal Facilities Revenue Bonds, Series 1997,
                 5.300%, 1/01/27

                Tennessee - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
    4,750,000   The Health and Educational Facilities Board of the                    7/03 at 102          N/R            4,677,800
                 Metropolitan Government of Nashville and Davidson County,
                 Tennessee, Revenue Refunding Bonds, Series 1998 (The Blakford
                 at Green Hills), 5.650%, 7/01/16

                Texas - 6.9%
-----------------------------------------------------------------------------------------------------------------------------------
    6,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue         12/00 at 102         Baa2            6,401,760
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant County, Texas,
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
    8,940,000     0.000%, 2/15/12 (Pre-refunded to 2/15/05)                       2/05 at 67 5/16          Aaa            4,739,452
    3,710,000     0.000%, 2/15/12                                                 2/05 at 67 5/16          Aaa            1,875,442
    8,930,000     0.000%, 2/15/13 (Pre-refunded to 2/15/05)                      2/05 at 62 15/16          Aaa            4,425,797
    3,710,000     0.000%, 2/15/13                                                2/05 at 62 15/16          Aaa            1,746,371

   20,500,000   Dallas - Fort Worth International Airport Facility Improvement       11/00 at 102         Baa2           21,824,710
                 Corporation, American Airlines, Inc., Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    2,575,000   El Paso Housing Finance Corporation, Single Family Mortgage           4/01 at 103           A2            2,813,007
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

    1,145,000   County of Fort Bend, Texas, Municipal Utility District No. 42,        9/06 at 100          AAA            1,220,788
                 5.875%, 9/01/21

    3,885,000   Houston Independent School District, Public Facility Corporation,    No Opt. Call          AAA            2,020,045
                 Harris County, Texas, Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/12

   15,130,000   Lubbock Health Facilities Development Corporation, Hospital          12/00 at 102          AAA           16,296,069
                 Revenue Bonds (Methodist Hospital, Lubbock, Texas), Series 1990,
                 7.250%, 12/01/19 (Pre-refunded to 12/01/00)

    4,694,828   General Services Commission (an Agency of the State of Texas,     9/99 at 101 1/2            A            4,838,208
                 as Lessee), Participation Interests, 7.500%, 9/01/22

   Principal                                                                        Optional Call                            Market
       Amount   Description                                                           Provisions*    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   2,000,000   Tyler Health Facilities Development Corporation, Texas, Hospital      2/09 at 102          AAA         $  2,001,560
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997D (Remarketed), 5.375%, 11/01/27
                Utah - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
    4,750,000   Tooele County, Hazardous Waste Disposal Revenue Bonds                 8/05 at 102          BBB            5,135,605
                 (Laidlaw Inc/USPCI Clive PJ), Series 1995, 6.750%, 8/01/10
                 (Alternative Minimum Tax)

                Virginia - 1.1%
-----------------------------------------------------------------------------------------------------------------------------------
    4,190,000   Industrial Development Authority of the County of Henrico, Virginia,  8/00 at 102        A+***            4,469,096
                 Adjustable Rate Revenue Bonds (St. Mary's Hospital Project),
                 Series 1985C, 7.500%, 9/01/07 (Pre-refunded to 8/01/00)

    4,000,000   Virginia Housing Development Authority, Commonwealth                  1/02 at 102          AA+            4,179,920
                 Mortgage Revenue Bonds, 1992 Series B, Subseries B-4,
                 6.550%, 1/01/27 (Alternative Minimum Tax)

    2,000,000   Virginia Housing Development Authority, Multi-Family Housing          5/02 at 102          AA+            2,173,280
                 Bonds, 1992 Series D, 7.050%, 5/01/18

                Washington - 4.5%
-----------------------------------------------------------------------------------------------------------------------------------
      650,000   Washington Public Power Supply System, Nuclear Project No. 1,        No Opt. Call          AAA              727,415
                 Revenue Bonds, 14.375%, 7/01/01

    3,225,000   Washington Public Power Supply System, Nuclear Project No. 1,         1/00 at 102          AAA            3,371,222
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

    5,430,000   Washington Public Power Supply System, Nuclear Project No. 1,         7/00 at 102          AAA            5,788,434
                 Refunding Revenue Bonds, Series 1990A, 7.600%, 7/01/05
                 (Pre-refunded to 7/01/00)

    9,775,000   Washington Public Power Supply System, Nuclear Project No. 1,         7/01 at 102          Aaa           10,607,927
                 Refunding Revenue Bonds, Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)

                Washington Public Power Supply System, Nuclear Project No. 2,
                Refunding Revenue Bonds, Series 1990A:
    6,835,000     7.625%, 7/01/08 (Pre-refunded to 7/01/00)                           7/00 at 102          AAA            7,288,160
   13,240,000     7.375%, 7/01/12 (Pre-refunded to 7/01/00)                           7/00 at 102          AAA           14,080,209

    3,650,000   Washington Public Power Supply System, Nuclear Project No. 3,         1/00 at 102          AAA            3,815,490
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

                Wisconsin - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
    2,250,000   Wisconsin Health and Educational Facilities Authority, Revenue        3/08 at 101          N/R            2,206,124
                 Bonds, Series 1998 (United Lutheran Program for the Aging, Inc.),
                 5.700%, 3/01/28

                Wyoming - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
    2,800,000   Town of Jackson, Wyoming, National Rural Utilities Cooperative        5/07 at 101          AA-            2,913,819
                 Finance Corporation, Guaranteed Gas Supply Revenue Bonds
                 (Lower Valley Power and Light, Inc. Project), Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$ 980,294,828   Total Investments - (cost $920,266,669) - 98.3%                                                         995,103,508
=============
                Other Assets Less Liabilities - 1.7%                                                                     16,728,504
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,011,832,012
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1999
(Unaudited)


                                                                            Performance Plus           Advantage         Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                $1,309,026,357        $948,748,923      $  995,103,508
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                            --           2,000,000                  --
 Cash                                                                                     --                  --           1,459,842
 Receivables:
   Interest                                                                       24,711,385          19,280,129          19,513,702
   Investments sold                                                               12,476,963           5,589,506             648,200
 Other assets                                                                         94,498              51,660              54,744
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                   10,080,825             935,483                  --
 Payable for investments purchased                                                20,064,004           3,645,027                  --
 Accrued expenses:
   Management fees (note 6)                                                          666,773             496,448             519,055
   Other                                                                             504,327             360,780             506,361
 Preferred share dividends payable                                                   138,768              99,239             113,156
 Common share dividends payable                                                    4,487,571           3,552,139           3,809,412
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,310,366,935        $966,581,102      $1,011,832,012
====================================================================================================================================
Preferred shares, at liquidation value                                        $  400,000,000        $300,000,000      $  300,000,000
====================================================================================================================================
Preferred shares outstanding                                                          16,000              12,000              12,000
====================================================================================================================================
Common shares outstanding                                                         59,834,385          42,800,037          45,350,596
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                                               $        15.21        $      15.57      $        15.70
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 1999
(Unaudited)

                                                                            Performance Plus           Advantage         Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                      $ 39,552,221        $ 29,732,744        $ 31,688,457
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                          4,033,776           3,005,868           3,141,039
 Preferred shares - auction fees                                                     495,891             371,917             371,917
 Preferred shares - dividend disbursing agent fees                                    19,836              19,836              14,876
 Shareholders' servicing agent fees and expenses                                     111,601              65,238              73,946
 Custodian's fees and expenses                                                        76,668              60,237              63,272
 Directors' fees and expenses (note 6)                                                 6,216               4,585               4,818
 Professional fees                                                                    11,066              10,563              10,636
 Shareholders' reports - printing and mailing expenses                               129,688              92,080             104,694
 Stock exchange listing fees                                                          26,381              18,272              19,237
 Investor relations expense                                                           58,894              41,223              44,363
 Other expenses                                                                       33,920              22,632              23,391
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             34,548,284          26,020,293          27,816,268
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                    1,250,155           3,775,127           1,947,107
 Net change in unrealized appreciation or depreciation of investments            (14,926,964)        (15,816,111)       (13,494,984)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $ 20,871,475        $ 13,979,309        $ 16,268,391
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

                                         Performance Plus                       Advantage                        Opportunity
------------------------------------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended      Year Ended
                                       4/30/99         10/31/98           4/30/99          10/31/98          4/30/99        10/31/98
------------------------------------------------------------------------------------------------------------------------------------

Operations
 Net investment income          $   34,548,284   $   70,718,467      $ 26,020,293      $ 52,460,342   $   27,816,268  $   56,435,388
 Net realized gain from
   investment transactions
   (notes 1 and 4)                   1,250,155        6,830,490         3,775,127           410,207        1,947,107         797,092
 Net change in unrealized appreciation
   or depreciation of investments  (14,926,964)       5,944,124       (15,816,111)        6,827,515      (13,494,984)      5,539,573
 Net increase in net assets         20,871,475       83,493,081        13,979,309        59,698,064       16,268,391      62,772,053
   from operations
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment
   income:
   Common shareholders             (27,215,207)     (56,892,715)      (21,278,046)      (42,274,725)     (22,817,092)   (45,439,581)
   Preferred shareholders           (6,011,223)     (13,848,428)       (4,437,335)      (10,287,913)      (4,535,234)   (10,834,625)
 From accumulated net realized gains
   from investment transactions:
   Common shareholders                (720,584)              --                --                --         (673,781)    (1,234,583)
   Preferred shareholders                   --               --                --                --         (164,760)      (310,600)
Decrease in net assets from        (33,947,014)     (70,741,143)      (25,715,381)      (52,562,638)     (28,190,867)   (57,819,389)
   distributions to shareholders
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     1,255,973        5,237,739         2,907,558         6,216,101        2,547,747       5,052,060
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets(11,819,566)    17,989,677        (8,828,514)       13,351,527       (9,374,729)     10,004,724
Net assets at beginning of period1,322,186,501    1,304,196,824       975,409,616       962,058,089    1,021,206,741   1,011,202,017
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period     $1,310,366,935   $1,322,186,501      $966,581,102      $975,409,616   $1,011,832,012  $1,021,206,741
====================================================================================================================================
Balance of undistributed net investment
   income at end of period       $   2,674,626    $   1,352,772       $ 1,260,200        $  955,288     $  1,387,895    $    923,953
====================================================================================================================================

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA) and Nuveen Municipal Market Opportunity Fund, Inc. (NMO).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Performance Plus had outstanding delayed delivery purchase commitments of $20,064,004.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for Performance Plus and $.01 per Common share for Advantage and Opportunity. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                      Performance
                             Plus    Advantage  Opportunity
-----------------------------------------------------------
Number of shares:
   Series M                 4,000        3,000        4,000
   Series T                 4,000        3,000        4,000
   Series W                 4,000        3,000           --
   Series F                 4,000        3,000        4,000
-----------------------------------------------------------
Total                      16,000       12,000       12,000
===========================================================

Effective May 14, 1999, Advantage issued 2,320 Series Th $25,000 stated value Preferred shares.

Effective May 7, 1999, Opportunity issued 3,200 Series W $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                        Performance Plus              Advantage
--------------------------------------------------------------------------------------------
                                 Six Months Ended  Year Ended  Six Months Ended   Year Ended
                                      4/30/99       10/31/98       4/30/99         10/31/98
--------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                        81,818        335,829       178,673         389,093
============================================================================================

                                              Opportunity
----------------------------------------------------------------
                                    Six Months Ended  Year Ended
                                         4/30/99       10/31/98
----------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                          155,767       313,666
================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 15, 1999, as follows:

                        Performance
                                Plus    Advantage  Opportunity
--------------------------------------------------------------
Dividend per share            $.0750       $.0830       $.0840
==============================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended April 30, 1999, were as follows:

                                     Performance
                                            Plus    Advantage  Opportunity
--------------------------------------------------------------------------
Purchases:
   Long-term municipal securities   $146,717,282  $64,038,616  $79,735,151
   Short-term municipal securities    43,100,000   14,000,000   17,100,000
Sales and Maturities:
   Long-term municipal securities    120,888,146   66,075,997   77,299,739
   Short-term municipal securities    45,200,000   13,300,000   23,100,000
==========================================================================


At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1999, the Funds' last fiscal year end, Advantage had unused capital loss carryforwards of $929,166 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $427,467 of the carryforward will expire in the year 2001 and $501,699 of the carryforward will expire in the year 2002.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:



                               Performance
                                       Plus    Advantage  Opportunity
----------------------------------------------------------------------
Gross unrealized:
   appreciation                 $70,912,593  $64,717,805  $75,407,657
   depreciation                  (1,394,775)    (883,444)    (570,818)
----------------------------------------------------------------------
Net unrealized appreciation     $69,517,818  $63,834,361  $74,836,839
======================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value          Management Fee
------------------------------------------------------
For the first $125 million                 .6500 of 1%
For the next $125 million                  .6375 of 1
For the next $250 million                  .6250 of 1
For the next $500 million                  .6125 of 1
For the next $1 billion                    .6000 of 1
For net assets over $2 billion             .5875 of 1
======================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. Composition of Net Assets At April 30, 1999, net assets consisted of:

                                                                   Performance
                                                                           Plus           Advantage          Opportunity
------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,                $  400,000,000        $300,000,000       $  300,000,000
   at liquidation value
Common shares, $.01 par value per share                                 598,344             428,000              453,506
Paid-in surplus                                                     836,262,802         598,212,580          633,250,404
Balance of undistributed net investment income                        2,674,626           1,260,200            1,387,895
Accumulated net realized gain from investment transactions            1,313,345           2,845,961            1,903,368
Net unrealized appreciation of investments                           69,517,818          63,834,361           74,836,839
------------------------------------------------------------------------------------------------------------------------
Net assets                                                       $1,310,366,935        $966,581,102       $1,011,832,012
------------------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                           200,000,000         200,000,000          200,000,000
   Preferred                                                          1,000,000           1,000,000            1,000,000
========================================================================================================================


8. Investment Composition
At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                  Performance
                                          Plus    Advantage  Opportunity
------------------------------------------------------------------------

Education and Civic Organizations          1%            3%          4%
Health Care                               11            11           4
Housing/Multifamily                        4             4           3
Housing/Single Family                      9             7           8
Tax Obligation/General                    11             6           8
Tax Obligation/Limited                    11             7          15
Transportation                             4             7          13
U.S. Guaranteed                           30            36          32
Utilities                                 13            10           8
Water and Sewer                            6             6           3
Other                                     --             3           2
-----------------------------------------------------------------------
                                         100%          100%        100%
=======================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (70% for Performance Plus, 67% for Advantage and 48% for Opportunity).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

               Financial Highlights
               (Unaudited)
               Selected data for a Common share outstanding throughout each period is as follows:


                                         Investment Operations
                                     ------------------------------
                                                 Net
                                                 Realized/
                          Beginning  Net         Unrealized
                          Net Asset  Investment  Investment
                          Value      Income      Gain (Loss)  Total
Performance Plus
Year Ended 10/31:
    1999 (a)             $15.43     $ .57      $ (.22)       $ .35
    1998                  15.22      1.19         .20         1.39
    1997                  15.07      1.24         .15         1.39
    1996                  15.21      1.27        (.12)        1.15
    1995                  14.40      1.32         .85         2.17
    1994                  15.95      1.32       (1.53)        (.21)
Advantage
Year Ended 10/31:
    1999 (a)              15.85       .61        (.29)         .32
    1998                  15.68      1.24         .17         1.41
    1997                  15.48      1.27         .21         1.48
    1996                  15.57      1.29        (.07)        1.22
    1995                  14.60      1.33        1.01         2.34
    1994                  16.38      1.33       (1.76)        (.43)
Opportunity
Year Ended 10/31:
    1999 (a)              15.96       .61         .26)         .35
    1998                  15.85      1.25         .15         1.40
    1997                  15.66      1.29         .20         1.49
    1996                  15.77      1.30        (.10)        1.20
    1995                  14.69      1.33        1.12         2.45
    1994                  16.58      1.33       (1.81)        (.48)

                                                               Less Distributions
                                   -----------------------------------------------------------------------------
                                   Net           Net
                                   Investment    Investment       Capital            Capital
                                   Income        Income           Gains              Gains
                                   To Common     To Preferred     To Common          To Preferred
                                   Shareholders  Shareholders+    Shareholders       Shareholders+      Total
Performance Plus
Year Ended 10/31:
    1999 (a)                      $ (.46)       $(.10)            $(.01)             $--                $ (.55)
    1998                            (.95)        (.23)             --                 --                 (1.18)
    1997                           (1.00)        (.24)             --                 --                 (1.24)
    1996                           (1.04)        (.25)             --                 --                 (1.29)
    1995                           (1.08)        (.28)             --                 --                 (1.36)
    1994                           (1.10)        (.24)             --                 --                 (1.34)
Advantage
Year Ended 10/31:
    1999 (a)                        (.50)        (.10)             --                 --                  (.60)
    1998                           (1.00)        (.24)             --                 --                 (1.24)
    1997                           (1.03)        (.25)             --                 --                 (1.28)
    1996                           (1.05)        (.26)             --                 --                 (1.31)
    1995                           (1.09)        (.28)             --                 --                 (1.37)
    1994                           (1.13)        (.22)             --                 --                 (1.35)
Opportunity
Year Ended 10/31:
    1999 (a)                        (.50)        (.10)             (.01)              --                  (.61)
    1998                           (1.01)        (.24)             (.03)              (.01)              (1.29)
    1997                           (1.04)        (.26)             --                 --                 (1.30)
    1996                           (1.05)        (.26)             --                 --                 (1.31)
    1995                           (1.09)        (.28)             --                 --                 (1.37)
    1994                           (1.13)        (.23)             (.04)              (.01)              (1.41)

                                                                               Total Returns
                                                             -------------------------------------------------
                         Ending                                                                     Ending
                         Net Asset         Ending            Based on              Based on Net     Net Assets
                         Value             Market Value      Market Value**        Asset Value**    (000)
Performance Plus
Year Ended 10/31:
    1999 (a)             $15.21            $15.0000            .21%                 1.62%           $1,310,367
    1998                  15.43             15.4375           9.48                  7.87             1,322,187
    1997                  15.22             15.0000           5.94                  7.89             1,304,197
    1996                  15.07             15.1250           6.17                  6.15             1,290,635
    1995                  15.21             15.2500          22.77                 13.58             1,289,804
    1994                  14.40             13.3750         (13.56)                (2.92)            1,240,637
Advantage
Year Ended 10/31:
    1999 (a)              15.57             16.0000           4.32                  1.39               966,581
    1998                  15.85             15.8125           5.58                  7.65               975,410
    1997                  15.68             15.9375          12.57                  8.20               962,058
    1996                  15.48             15.1250           7.04                  6.37               951,656
    1995                  15.57             15.1250          20.69                 14.62               954,277
    1994                  14.60             13.5000         (14.66)                (4.16)              913,355
Opportunity
Year Ended 10/31:
    1999 (a)              15.70             16.1875           4.84                  1.64             1,011,832
    1998                  15.96             15.9375           5.40                  7.45             1,021,207
    1997                  15.85             16.1250          13.01                  8.12             1,011,202
    1996                  15.66             15.2500           8.82                  6.15             1,000,987
    1995                  15.77             15.0000          21.98                 15.30             1,005,798
    1994                  14.69             13.2500         (17.27)                (4.57)              957,443

                                                 Ratios/Supplemental Data
                          -------------------------------------------------------------------------------------
                          Ratio of Net                        Ratio of Net
                          Ratio of          Investment        Ratio of              Investment
                          Expenses to       Income to         Expenses to           Income to
                          Average           Average           Average Total         Average Total
                          Net Assets        Net Assets        Net Assets            Net Assets       Portfolio
                          Applicable to     Applicable to     Including             Including        Turnover
                          Common Shares++   Common Shares++   Preferred++           Preferred++      Rate
Performance Plus
Year Ended 10/31:
    1999 (a)              1.10%*            7.60%*            .77%*                 5.29%*           9%
    1998                  1.11              7.74              .77                   5.38             23
    1997                  1.12              8.24              .77                   5.69             12
    1996                  1.13              8.47              .78                   5.83             15
    1995                  1.13              8.88              .78                   6.08              7
    1994                  1.15              8.73              .79                   6.01             12
Advantage
Year Ended 10/31:
    1999 (a)              1.11*             7.81*             .77*                  5.40*             7
    1998                  1.12              7.84              .78                   5.41              8
    1997                  1.14              8.23              .78                   5.64              8
    1996                  1.14              8.37              .78                   5.72             13
    1995                  1.15              8.80              .78                   5.98              4
    1994                  1.15              8.60              .79                   5.88             10
Opportunity
Year Ended 10/31:
    1999 (a)              1.09*             7.83*             .77*                  5.52*             8
    1998                  1.09              7.88              .77                   5.55             13
    1997                  1.10              8.25              .77                   5.78             20
    1996                  1.10              8.29              .77                   5.81             19
    1995                  1.10              8.70              .76                   6.04             13
    1994                  1.11              8.51              .78                   5.96             18

*   Annualized.
**  Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
    Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
    Total returns are not annualized.
+   The amounts shown are based on Common share equivalents.
++  Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
    Preferred shares.
(a) For the six months ended April 30, 1999.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income
Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian, Transfer Agent and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-2-4-99